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                                                                    Exhibit 10.4

                       GUARANTEE AND COLLATERAL AGREEMENT



                          DATED AS OF October 30, 2003



                                       BY



                        SPANISH BROADCASTING SYSTEM, INC.



                        AND CERTAIN OF ITS SUBSIDIARIES,



                                  AS GRANTORS,



                                   IN FAVOR OF



                          LEHMAN COMMERCIAL PAPER INC.,



                             AS ADMINISTRATIVE AGENT






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                                TABLE OF CONTENTS

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Section 1.        Definitions...........................................................................1

         1.01.    Definition of Terms Used Herein Generally.............................................1

         1.02.    Definition of Certain Terms Used Herein...............................................1

         1.03.    Rules of Interpretation...............................................................7

Section 2.        Guarantee.............................................................................7

         2.01.    Guarantee.............................................................................7

         2.02.    Right of Contribution.................................................................8

         2.03.    Subrogation...........................................................................8

         2.04.    Amendments, etc. with respect to the Borrower Obligations.............................9

         2.05.    Guarantee Absolute and Unconditional..................................................9

         2.06.    Reinstatement........................................................................10

         2.07.    Payments.............................................................................10

Section 3.        Grant of Security Interest...........................................................10

Section 4.        Authorization to File Financing Statements...........................................11

Section 5.        Relation to Other Security Documents.................................................12

         5.01.    Real Estate Documents................................................................12

         5.02.    Patent and Trademark Security Agreement Supplements..................................12

         5.03.    Copyright Security Agreement Supplement..............................................12

Section 6.        Representations and Warranties.......................................................12

         6.01.    Grantors' Legal Status...............................................................12

         6.02.    Grantors' Legal Names................................................................12

         6.03.    Grantors' Locations..................................................................12

         6.04.    Representations in the Credit Agreement..............................................13

         6.05.    Title to Collateral..................................................................13

         6.06.    Nature of Collateral.................................................................13

         6.07.    Compliance with Laws.................................................................14

         6.08.    Validity of Security Interest........................................................14

         6.09.    Perfection Certificate; Intellectual Property Filings................................14

         6.10.    Investment Property..................................................................14

         6.11.    Receivables..........................................................................15

Section 7.        Covenants............................................................................15

         7.01.    Grantors' Legal Status...............................................................15
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         7.02.    Grantors' Names......................................................................15

         7.03.    Grantors' Organizational Numbers.....................................................15

         7.04.    Locations............................................................................15

         7.05.    Covenants in Credit Agreement........................................................15

         7.06.    Promissory Notes and Tangible Chattel Paper..........................................15

         7.07.    Deposit Accounts.....................................................................15

         7.08.    Investment Property..................................................................16

         7.09.    Collateral in the Possession of a Bailee.............................................18

         7.10.    Electronic Chattel Paper and Transferable Records....................................18

         7.11.    Letter-of-Credit Rights..............................................................19

         7.12.    Commercial Tort Claims...............................................................19

         7.13.    Intellectual Property................................................................19

         7.14.    Maintenance of Collateral; Compliance with Laws......................................22

         7.15.    Dispositions of Collateral...........................................................22

         7.16.    Maintenance of Insurance.............................................................22

         7.17.    Periodic Certification...............................................................22

         7.18.    Other Actions as to any and all Collateral...........................................23

Section 8.        Inspection and Verification..........................................................23

Section 9.        Collateral Protection Expenses; Preservation of Collateral...........................23

         9.01.    Expenses Incurred by the Administrative Agent........................................23

         9.02.    Administrative Agent's Obligations and Duties........................................23

         9.03.    Duties as to Pledged Securities......................................................24

         9.04.    Use of Collateral....................................................................25

Section 10.       Securities and Deposits..............................................................25

Section 11.       Notification to Account Debtors and Other Persons Obligated on Collateral............26

Section 12.       Power of Attorney....................................................................26

         12.01.   Appointment and Powers of Administrative Agent.......................................26

         12.02.   Failure of Grantor to Perform........................................................28

         12.03.   Expenses of Attorney-in-Fact.........................................................28

         12.04.   Ratification by Grantor..............................................................28

         12.05.   No Duty on Secured Party.............................................................28

Section 13.       Remedies.............................................................................28
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         13.01.   Default..............................................................................28

         13.02.   Remedies Upon Default................................................................28

         13.03.   Grant of License to Use Intellectual Property........................................30

         13.04.   Waivers by Grantors..................................................................30

         13.05.   Application of Proceeds..............................................................30

         13.06.   Surplus, Deficiency..................................................................31

         13.07.   Information Related to the Collateral................................................31

         13.08.   Sale Exempt from Registration........................................................31

         13.09.   Rights and Remedies Cumulative.......................................................32

         13.10.   No Direct Enforcement by Secured Parties.............................................32

Section 14.       Standards for Exercising Remedies....................................................32

         14.01.   Commercially Reasonable Manner.......................................................32

         14.02.   Standard of Care.....................................................................33

Section 15.       Waivers by Grantor; Obligations Absolute.............................................33

         15.01.   Specific Waivers.....................................................................33

         15.02.   Obligations Absolute.................................................................33

Section 16.       Marshalling..........................................................................33

Section 17.       Interest.............................................................................34

Section 18.       Reinstatement........................................................................34

Section 19.       Miscellaneous........................................................................34

         19.01.   Notices..............................................................................34

         19.02.   GOVERNING LAW; CONSENT TO JURISDICTION...............................................34

         19.03.   WAIVER OF JURY TRIAL, ETC............................................................34

         19.04.   Counterparts.........................................................................35

         19.05.   Headings.............................................................................35

         19.06.   No Strict Construction...............................................................35

         19.07.   Severability.........................................................................35

         19.08.   Survival of Agreement................................................................35

         19.09.   Fees and Expenses; Indemnification...................................................35

         19.10.   Binding Effect; Several Agreement....................................................36

         19.11.   Waivers; Amendment...................................................................36

         19.12.   Set-Off..............................................................................36
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         19.13.   Integration..........................................................................37

         19.14.   Acknowledgments......................................................................37

         19.15.   Additional Grantors and Guarantors...................................................37

         19.16.   Releases.............................................................................37

         19.17.   Intercompany Debt....................................................................38


SCHEDULES

7.07(a)  Principal Deposit Accounts
7.07(b)  Local Deposit Accounts


EXHIBITS

A        Perfection Certificate
B        Form of Copyright Security Agreement Supplement
C        Form of Patent Security Agreement Supplement
D        Form of Trademark Security Agreement Supplement
E        Form of Control Agreement (Deposit Accounts)
F        Form of Control Agreement (Uncertificated Securities)
G        Form of Control Agreement (Securities Accounts)
H        Form of Control Agreement (Commodities Contracts)
I        Form of Control Agreement (Letter-of-Credit Rights)


ANNEXES

1        Form of Assumption Agreement

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         GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 30, 2003, by each of the signatories hereto identified on the signature pages hereto as a grantor (together with any other entity that may become a party hereto as provided herein, each a "GRANTOR" and collectively, jointly and severally, the "GRANTORS") in favor of Lehman Commercial Paper Inc. as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for (i) the banks and other financial institutions or entities (the "LENDERS") from time to time parties to the Credit Agreement, dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among Spanish Broadcasting System, Inc., a Delaware corporation (the "BORROWER"), the Lenders, the Arranger, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent and (ii) the other Secured Parties (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein;

         WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

         WHEREAS, the proceeds of the extension of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

         WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of extensions of credit under the Credit Agreement; and

         WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. DEFINITIONS.

                  1.01. DEFINITION OF TERMS USED HEREIN GENERALLY. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. Except as specifically provided herein, all terms used herein and defined in the NYUCC shall have the same definitions herein as specified therein as of the date hereof; PROVIDED, HOWEVER, that if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 9 of the NYUCC as of the date hereof.

                  1.02. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

         "AFTER-ACQUIRED INTELLECTUAL PROPERTY": as defined in Section 7.13.



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         "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

         "ARRANGER": Lehman Brothers Inc., in its capacity as sole lead arranger and book running manager.

         "BORROWER OBLIGATIONS": the collective reference to the Obligations (as defined in the Credit Agreement).

         "COLLATERAL": as defined in Section 3.

         "COPYRIGHT LICENSE": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that the Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "COPYRIGHT OFFICE": the United States Copyright Office.

         "COPYRIGHTS": (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in SCHEDULE 7(b) to the Perfection Certificate, (ii) the rights to print, publish and distribute any of the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

         "COPYRIGHT SECURITY AGREEMENT SUPPLEMENT": a supplement to this Agreement, executed by one or more Grantors in favor of the Secured Party, substantially in the form of EXHIBIT B hereto.

         "EVENT": as defined in SECTION 9.03 HEREOF.

         "EXCLUDED ASSETS": collectively, (a) FCC Licenses, but only if and to the extent that, and only for as long as, the grant of a security interest therein is prohibited (notwithstanding the intention of the holder to grant such security interest to the fullest extent lawful) under the laws of the United States of America; provided, that notwithstanding the foregoing, all Proceeds of a Disposition by a Grantor of an FCC License shall not constitute an Excluded Asset, (b) any General Intangible to the extent that (i) the terms of the agreement between the applicable Grantor and the account debtor or other contract party with respect to such General Intangible prohibits, restricts or requires the consent of the account debtor to, the assignment or transfer of, or creation, attachment or perfection of a security interest in, such General


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Intangible, or provides that the assignment or transfer or creation, attachment or perfection of such security interest may give rise to a default, breach, right of recoupment, claim, defense, termination, right of termination or remedy and (ii) such terms are effective under Sections 9-406, 9-407 or 9-408 of the NYUCC and (c) any property that is subject to a Lien permitted under Section 7.3(g) of the Credit Agreement pursuant to documents that prohibit the applicable Grantor from granting other liens in such property.

         "EXCLUDED FOREIGN SUBSIDIARY VOTING STOCK": the voting Capital Stock of any Excluded Foreign Subsidiary.

         "FCC LICENSES": any licenses, permits and authorizations issued by the Federal Communications Commission for the operation of stations.

         "FOREIGN SUBSIDIARY": any Subsidiary organized under the laws of any jurisdiction other than any state of the United States of America or the District of Columbia.

         "FULLY SATISFIED" means, with respect to the Secured Obligations, Guarantor Obligations or Borrower Obligations, as the case may be, at any time that (a) all principal constituting Secured Obligations, Guarantor Obligations or Borrower Obligations, as the case may be, and all interest (including interest that shall have accrued after the commencement of a bankruptcy proceeding with respect to the Borrower or any Guarantor at the rate provided in the Loan Documents) accrued to such time on such principal and on all other Secured Obligations, Guarantor Obligations or Borrower Obligations, as the case may be, shall have been paid in full in cash, (b) all fees, expenses and other amounts (including contingent obligations, including those in respect of indemnification provisions contained in the Loan Documents, but excluding obligations in respect of such indemnification provisions for which no claim has been made and for which no notice of claim has been given) unpaid as of such time which constitute Secured Obligations, Guarantor Obligations or Borrower Obligations, as the case may be, shall have been paid in full in cash, (c) each outstanding Letter of Credit shall have been (i) terminated, (ii) collateralized with cash as contemplated by the definition of "Termination Date" in the Credit Agreement or (iii) backed by a Qualified Supporting Letter of Credit delivered to the applicable Issuing Lender, and (c) the Commitments shall have expired or been terminated.

         "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-102(42) of the NYUCC as in effect on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures and all licenses and permits issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, (iv) all rights of such Grantor to receive any tax refunds, and (v) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

         "GUARANTOR OBLIGATIONS": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs,


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expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

         "GUARANTORS": the collective reference to each Grantor other than the Borrower.

         "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "INTELLECTUAL PROPERTY": all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, Trade Secrets, Trade Secret Licenses, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT": each of a Copyright Security Agreement Supplement, a Patent Security Agreement Supplement and a Trademark Security Agreement Supplement.

         "INTERCOMPANY DEBT": as defined in Section 19.17.

         "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or any loan made by any Grantor to another Grantor.

         "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(48) of the NYUCC on the date hereof including, without limitation, all certificated securities and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts (other than any Excluded Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock"), (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting "investment property" as so defined, all Pledged Notes, all Pledged Stock, all Pledged Security Entitlements and all Pledged Commodity Contracts.

         "ISSUERS": the collective reference to each issuer of a Pledged
Security.

         "LEASE": any lease of personal property under which any Grantor is the lessee.

         "LIEN": any security interest, mortgage, lien, encumbrance or adverse claim, and any financing statement or similar document filed in respect of same.

         "NYUCC": the Uniform Commercial Code as in effect in the State of New York from time to time.



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         "PATENT LICENSE": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "PATENTS": all of the following now owned or hereafter acquired by any
Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all pending applications for letters patent of the United States or any other country, including registrations, recordings and applications in the PTO or in any similar office or agency of the United States, any State or Territory thereof, or any other country, including those identified in SCHEDULE 7(a) to the Perfection Certificate, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof and the inventions disclosed or claimed therein, including the right to make, use and/or sell inventions disclosed or claimed therein.

         "PATENT SECURITY AGREEMENT SUPPLEMENT": a supplement to this Agreement, executed by one or more Grantors in favor of Secured Party, substantially in the form of EXHIBIT C hereto.

         "PERFECTION CERTIFICATE": shall mean a certificate substantially in the form of EXHIBIT A hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the Grantors.

         "PERFECTION SUPPLEMENT": shall have the meaning assigned to such term in Section 7.19.

         "PLEDGED COMMODITY CONTRACTS": all commodity contracts listed on
SCHEDULE 8 in the Perfection Certificate, and all other commodity contracts to which any Grantor is party from time to time.

         "PLEDGED DEBT SECURITIES": the debt securities listed on SCHEDULE 9 to the Perfection Certificate, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

         "PLEDGED NOTES": all promissory notes listed on SCHEDULE 9 to the Perfection Certificate, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes in an aggregate principal amount for all Grantors not to exceed $250,000 at any time outstanding issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

         "PLEDGED SECURITIES": the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Stock.

         "PLEDGED SECURITY ENTITLEMENTS": all security entitlements with respect to the financial assets listed on SCHEDULE 8 to the Perfection Certificate and all other security entitlements of any Grantor.

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 8 to the Perfection Certificate, together with any other shares, stock certificates, options, rights or security entitlements of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall


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more than 65% of the total outstanding Excluded Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder.

         "PROCEEDS": all "proceeds" as such term is defined in Section 9-102(64) of the NYUCC in effect on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

         "PTO": the United States Patent and Trademark Office.

         "RECEIVABLE": any right to payment on account of any obligation that could create any right to receive money, whether or not such right is evidenced by an instrument or chattel paper and whether or not it has been earned by performance (including, without limitation, any account or payment intangible).

         "SBS PUERTO RICO": Spanish Broadcasting System of Puerto Rico, Inc., a Puerto Rican corporation.

         "SECURED OBLIGATIONS": the Borrower Obligations and the Guarantor Obligations.

         "SECURED PARTIES": collectively, the Arranger, the Agents, the Lenders and, with respect to any Specified Hedge Agreement, any Person that at the time of entering into such Specified Hedge Agreement was a Lender or an affiliate of such Lender, is a party thereto and has agreed to be bound by the provisions of Sections 9.02 and 9.03 as if it were a party hereto and by the provisions of
Section 9 of the Credit Agreement as if it were a Lender party thereto and each Indemnitee.

         "SECURITIES ACT": the Securities Act of 1933, as amended.

         "SECURITY DOCUMENTS": this Agreement, the Perfection Certificate and the other documents, agreements and supplements to be executed pursuant to the terms hereof, including, without limitation, the Intellectual Property Security Agreements and the "control" agreements contemplated hereby.

         "SECURITY INTEREST": the security interest granted pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "TRADE SECRET LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including, without limitation, any of the foregoing referred to on
SCHEDULE 7(a) to the Perfection Certificate.

         "TRADE SECRETS": (i) all trade secrets and all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, those identified in SCHEDULE 7(a) to the Perfection Certificate, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and


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hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and
(iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

         "TRADEMARK LICENSE": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "TRADEMARK SECURITY AGREEMENT SUPPLEMENT": a supplement to this Agreement, executed by the Grantor in favor of Secured Party, substantially in the form of EXHIBIT D hereto.

         "TRADEMARKS": (i) all trademarks, service marks, trade names, corporate names, company names, business names, domain names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, those identified in SCHEDULE 7(a) to the Perfection Certificate, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trademark Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

         "UCC": the Uniform Commercial Code as in effect in any jurisdiction (except as otherwise contemplated in Section 7.20). References to particular sections of Article 9 of the UCC shall be, unless otherwise indicated, references to Revised Article 9 of the UCC adopted and effective in certain jurisdictions on or after July 1, 2001.

                  1.03. RULES OF INTERPRETATION. The rules of interpretation specified in paragraphs (c), (d), (e) and (f) of Section 1.2 of the Credit Agreement shall be applicable to this Agreement. References to "Sections", "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in this Section 1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

         Section 2. GUARANTEE

                  2.01. GUARANTEE. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                           (b) Anything herein or in any other Loan Document to
the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, state and other laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

                           (c) Each Guarantor agrees that the Borrower
Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

                           (d) The guarantee contained in this Section 2 shall
remain in full force and effect until all the Borrower Obligations and Guarantor Obligations shall have been Fully Satisfied notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

                           (e) No payment made by the Borrower, any of the
Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are Fully Satisfied.

                  2.02. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid at least its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section
2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

                  2.03. SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or Grantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor or Grantor in respect of payments made by such Guarantor hereunder, until all Borrower Obligations are Fully Satisfied.. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been Fully Satisfied, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  2.04. AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Requisite Lenders under the Credit Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

                  2.05. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

                  2.06. REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  2.07. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at the Payment Office specified in the Credit Agreement and that all such payments will be subject to the provisions of
Section 2.20 of the Credit Agreement.

        Section 3. GRANT OF SECURITY INTEREST.

         Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in and mortgage on, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations

                  a. all accounts, including health-care receivables;

                  b. all chattel paper, whether tangible or electronic;

                  c. all deposit accounts, all claims now or hereafter arising therefrom, all funds now or hereafter therein and all amounts now or hereafter credited thereto;

                  d. all goods;

                  e. all documents;

                  f. all equipment;

                  g. all fixtures;

                  h. all general intangibles, including all payment intangibles;

                  i. all instruments;

                  j. all Intellectual Property;

                  k. all inventory;

                  l. all Investment Property;

                  m. all Leases;

                  n. all letter-of-credit rights;

                  o. all money;

                  p. all supporting obligations;

                  q. all tort claims;

                  r. all other property not otherwise described above;

                  s. all bank accounts, all claims now or hereafter arising therefrom, all funds now or hereafter held therein, all amounts now or hereafter credited thereto and all certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

                  t. all books and records pertaining to the Collateral; and

                  u. to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

         Notwithstanding the foregoing, none of the Excluded Assets shall, to the extent and for so long as they are Excluded Assets, constitute Collateral. If at any time, by reason of any change in law or the receipt of any required consent or otherwise, (i) any FCC License that was an Excluded Asset ceases to meet the conditions set forth in clause (a) of the definition of "Excluded Assets" found in Section 1 of this Agreement or (ii) any General Intangible that was an Excluded Asset ceases to meet the conditions set forth in the definition of "Excluded Assets" found in Section 1 of this Agreement, then such FCC License or general intangible, as the case may be, shall immediately and automatically cease to be an Excluded Asset and the security interest herein granted shall immediately and automatically attach thereto without necessity of any further act or deed by any Grantor.

         Section 4. AUTHORIZATION TO FILE FINANCING STATEMENTS. Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any jurisdiction in which the UCC has been adopted any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the NYUCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as timber to be cut or as-extracted collateral, a sufficient description of real property to which such Collateral relates. Each Grantor agrees to furnish any such information to the Administrative Agent promptly upon request. Each Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         Section 5. RELATION TO OTHER SECURITY DOCUMENTS.

                  5.01. REAL ESTATE DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by any Grantor to the Administrative Agent and securing the payment or performance of any of the Secured Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Administrative Agent or any Secured Party hereunder.

                  5.02. PATENT AND TRADEMARK SECURITY AGREEMENT SUPPLEMENTS. Concurrently herewith certain of the Grantors are executing and delivering to the Administrative Agent for recording in the PTO the Trademark Security Agreement Supplement. There are no Patents owned by any Grantor as of the Closing Date. After the Closing Date one or more Grantors may execute and deliver to the Administrative Agent for recording in the PTO one or more Patent Security Agreement Supplements or Trademark Security Agreement Supplements. The provisions of any such Patent Security Agreement Supplement or the current or any such future Trademark Security Agreement Supplement are supplemental to the provisions of this Agreement. Nothing contained in any such Patent Security Agreement Supplement or the current or any such future Trademark Security Agreement Supplement shall derogate from any of the rights or remedies of the Secured Party hereunder, nor shall anything contained in any such Patent Security Agreement Supplement or the current or any such future Trademark Security Agreement Supplement be deemed to prevent or extend the time of attachment or perfection of any Security Interest in such Collateral created hereby.

                  5.03. COPYRIGHT SECURITY AGREEMENT SUPPLEMENT. There are no Copyrights owned by any Grantor as of the Closing Date. In the event that after the Closing Date any Grantor executes and delivers to the Administrative Agent for recording in the Copyright Office a Copyright Security Agreement Supplement, the provisions of any such Copyright Security Agreement Supplement will be supplemental to the provisions of this Agreement. Nothing contained in any such Copyright Security Agreement Supplement shall derogate from any of the rights or remedies of the Secured Party hereunder, nor shall anything contained in any such Copyright Security Agreement Supplement be deemed to prevent or extend the time of attachment or perfection of any Security Interest in such Collateral created hereby.

        Section 6. REPRESENTATIONS AND WARRANTIES. To induce the Arranger, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

                  6.01. GRANTORS' LEGAL STATUS. (a) Such Grantor is an organization as set forth in the Perfection Certificate; (b) if the Grantor is an organization, such organization is of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; and (c) the Perfection Certificate sets forth such Grantor's organizational identification number or states that such Grantor has none.

                  6.02. GRANTORS' LEGAL NAMES. Such Grantor's exact legal name is that set forth on the Perfection Certificate and on the signature page hereof.

                  6.03. GRANTORS' LOCATIONS. The Perfection Certificate sets forth such Grantor's place of business or (if it has more than one place of business) its chief executive office, as well as its mailing address if different. Such Grantor's place of business or (if it has more than one place of business) its chief executive office (if such Grantor is an organization) is located in a jurisdiction that has adopted the UCC or whose laws generally require that information concerning the existence of nonpossessory security interests be made generally available in a filing, recording or registration system as a condition or result of the security interest obtaining priority over the rights of a lien creditor with respect to the collateral.

                  6.04. REPRESENTATIONS IN THE CREDIT AGREEMENT. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 6.04, be deemed to be a reference to such Guarantor's knowledge.

                  6.05. TITLE TO COLLATERAL. The Collateral of such Grantor is owned by such Grantor free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any of its Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the PTO or the Copyright Office or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, with respect to Liens expressly permitted pursuant to the Credit Agreement.

                  6.06. NATURE OF COLLATERAL. None of the Collateral of such Grantor constitutes, or is the proceeds of, farm products and none of the Collateral has been purchased or will be used by such Grantor primarily for personal, family or household purposes, and as of the Closing Date, except as indicated in the Perfection Certificate and as of any date of any Perfection Supplement, except as indicated in such Perfection Supplement or in the Perfection Certificate:

                           (a) none of the account debtors or other persons
obligated on any of the Collateral of such Grantor is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

                           (b) such Grantor holds no commercial tort claims;

                           (c) such Grantor has no deposit accounts or other
bank accounts;

                           (d) such Grantor owns no motor vehicles;

                           (e) such Grantor has no securities accounts or
securities entitlements or commodities accounts or commodities contracts;

                           (f) such Grantor holds no interest in, title to or
power to transfer, any Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, Trade Secret Licenses, Copyrights or Copyright Licenses; and

                           (g) such Grantor holds no interest in, title to or
power to transfer any Intellectual Property that is eligible for registration in the PTO or the Copyright Office.

                  6.07. COMPLIANCE WITH LAWS. Such Grantor has at all times operated its business in compliance with all Requirements of Law, except as could not reasonably be expected to have a Material Adverse Effect..

                  6.08. VALIDITY OF SECURITY INTEREST. Except with respect to assets which in the aggregate for all Grantors do not have a value exceeding $200,000, (a) the Security Interest granted by such Grantor constitutes a legal and valid security interest in all of the Collateral of such Grantor securing the payment and performance of the Secured Obligations and (b) upon the giving of value, the filing of financing statements describing the Collateral in the offices listed on the Perfection Certificate, the recording in the PTO of the Trademark Security Agreement Supplement and the Patent Security Agreement Supplement and in the Copyright Office of the Copyright Security Agreement Supplement, and the taking of all applicable actions in respect of perfection contemplated by Sections 7.06, 7.07, 7.08, 7.09, 7.10, 7.11 and 7.12 in respect of Collateral (in which a security interest cannot be perfected by the filing of a financing statement or such recordings in the PTO or the Copyright Office), the Security Interest will be valid, enforceable and perfected in all Collateral of such Grantor in which a security interest can be perfected by the Secured Party filing a financing statement, taking possession or obtaining control under the UCC. The Security Interest is and shall be prior to any other Lien on the Collateral, other than Liens expressly permitted to be prior to the Security Interest under the Credit Agreement.

                  6.09. PERFECTION CERTIFICATE; INTELLECTUAL PROPERTY FILINGS.

                           (a) All information set forth on the Perfection
Certificate is, and all information set forth on each Perfection Supplement shall be, accurate and complete.

                           (b) A fully executed Patent Security Agreement
Supplement, Trademark Security Agreement Supplement and a Copyright Security Agreement Supplement containing a description of all Collateral of such Grantor consisting of United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Secured Party for recording by the PTO and the Copyright Office, as necessary, pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable.

                6.10. INVESTMENT PROPERTY.

                           (a) The shares of Pledged Stock pledged by such
Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Excluded Foreign Subsidiary Voting Stock, 65% of the outstanding Excluded Foreign Subsidiary Voting Stock of each relevant Issuer.

                           (b) All the shares of the Pledged Stock pledged by
such Grantor have been duly and validly issued and are fully paid and nonassessable.

                           (c) The terms of any uncertificated limited liability
company interests and partnership interests included in the Pledged Stock expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the "issuer's jurisdiction" of each Issuer thereof (as such term is defined in the UCC in effect in such jurisdiction).

                           (d) Such Grantor is the record and beneficial owner
of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Security Interest created by this Agreement.

                  6.11. RECEIVABLES. No amount exceeding $250,000 and payable to such Grantor under or in connection with any Receivable is evidenced by any instrument or chattel paper which has not been delivered to the Administrative Agent.

        Section 7. COVENANTS. Each Grantor covenants and agrees with the Administrative Agent, in each case at such Grantor's own cost and expense, as follows.

                  7.01. GRANTORS' LEGAL STATUS. Such Grantor shall not change its type of organization, jurisdiction of organization or other legal structure except, upon not less than ten (10) days' prior written notice to the Administrative Agent.

                  7.02. GRANTORS' NAMES. Such Grantor shall not change its name, except upon not less than ten (10) days' prior written notice to the Administrative Agent.

                  7.03. GRANTORS' ORGANIZATIONAL NUMBERS. Without providing at least thirty (30) days' prior written notice to the Administrative Agent, such Grantor shall not change its organizational identification number if it has one. If such Grantor does not have an organizational identification number and later obtains one, such Grantor shall forthwith notify the Administrative Agent of such organizational identification number.

                  7.04. LOCATIONS. Without providing at least thirty (30) days' prior written notice to the Administrative Agent, such Grantor shall not (a) change its place of business or (if it has more than one place of business) its chief executive office and shall promptly notify the Administrative Agent of any new location of Collateral owned by the Borrower or a Domestic Subsidiary thereof that is not set forth on a Perfection Certificate or Perfection Supplement.

                  7.05. COVENANTS IN CREDIT AGREEMENT. Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

                  7.06. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If such Grantor, together with the other Grantors, shall at any time hold or acquire any promissory notes or tangible chattel paper in an aggregate principal amount of more than $250,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify to be held by the Administrative Agent as Collateral pursuant to this Agreement.

                  7.07. DEPOSIT ACCOUNTS. For each deposit account that such Grantor at any time opens or maintains, such Grantor shall, at the Administrative Agent's request and option, either (a) cause the Depository bank to enter into a written agreement or other authenticated record with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Depository bank shall agree, among other things, to comply at any time with instructions from the Administrative Agent to such Depository bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Grantor such agreement to be substantially in the form of EXHIBIT E or such other form as the Administrative Agent shall approve, or (b) arrange for the Administrative Agent to become the customer of the Depository bank with respect to the deposit account; PROVIDED, HOWEVER, that notwithstanding the foregoing, the requirements of this Section 7.07 shall not apply to (i) any payroll account maintained by any Grantor (and each Grantor agrees not to deposit in any payroll account maintained by it any funds, except funds needed at the time of deposit (or within three days thereafter) to meet payroll needs of such Grantor), (ii) any deposit account maintained by any Grantor as of the Closing Date and listed on
Schedule 7.07(a) until the date sixty (60) days following the Closing Date,
(iii) any deposit account maintained by any Grantor as of the Closing Date and listed on Schedule 7.07(b) until the date ninety (90) days following the Closing Date or (iv) deposit account number 4072007856 maintained by the Borrower and Juan Rodriguez DTD with Wachovia Bank, N.A.

                  7.08. INVESTMENT PROPERTY.

                           (a) If any of the Collateral shall be or become
evidenced or represented by an uncertificated security, such Grantor shall cause the Issuer thereof either (i) to register the Administrative Agent as the registered owner of such uncertificated security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such uncertificated security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of EXHIBIT F or such other form as the Administrative Agent shall approve.

                           (b) If any of the Collateral shall be or become
evidenced or represented by a security entitlement, such Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Administrative Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of EXHIBIT G or such other form as the Administrative Agent shall approve.

                           (c) If any of the Collateral shall be or become
evidenced or represented by a commodity contract, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Administrative Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of EXHIBIT H or such other form as the Administrative Agent shall approve.

                           (d) If any of the Collateral shall be or become
evidenced or represented by or held in a securities account or a commodity account, such Grantor shall, in the case of a securities account, comply with subsection (b) of this Section 7.08 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (c) of this Section 7.08 with respect to all commodity contracts carried in such commodity account.

                           (e) If such Grantor shall receive any stock or other
ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations.

                           (f) Subject to Section 7.08(h) hereof, such Grantor
shall be entitled:

                                    (i) to exercise, as it shall think fit, but
in a manner not inconsistent with the terms hereof, the voting power with respect to the Pledged Stock of such Grantor, and for that purpose the Administrative Agent shall (if any Pledged Stock shall be registered in the name of the Administrative Agent or its nominee) execute or cause to be executed from time to time, at the expense of such Grantor, such proxies or other instruments in favor of such Grantor or its nominee, in such form and for such purposes as shall be reasonably required by such Grantor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Stock; and

                                    (ii) except as otherwise provided in
paragraphs (g) and (h) of this Section 7.08, to receive and retain for its own account any and all payments made in respect of the Pledged Securities to the extent such are permitted pursuant to the terms of the Credit Agreement.

                           (g) Any sums paid upon or in respect of the Pledged
Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

                           (h) Upon the occurrence and during the continuance of
any Event of Default and following a single written notice thereof from the Administrative Agent to the Borrower referring to this Section 7.08(h), all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7.08(f)(i) hereof and to receive the payments pursuant to Section 7.08(f)(ii) hereof shall cease, and thereupon the Administrative Agent shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all such payments any time declared or paid upon any of the Pledged Securities during such an Event of Default and otherwise to act with respect to the Pledged Securities as outright owner thereof.

                           (i) At any time and from time to time with respect to
Pledged Securities other than Pledged Stock of a Subsidiary of the Borrower and at any time and from time to time during the continuance of an Event of Default with respect to Pledged Stock of a Subsidiary of the Borrower, the Administrative Agent may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

                           (j) Without the prior written consent of the
Administrative Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except pursuant to a transaction permitted by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Security Interests created by this Agreement and except for non-consensual Liens permitted by the Credit Agreement, or (iii) enter into any agreement or undertaking expressly restricting the foreclosure of the Administrative Agent's Security Interest in any of the Investment Property or Proceeds thereof or any interest therein.

                           (k) In the case of each Grantor which is an Issuer,
such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 7.08(e) or Section 7.08(g) with respect to the Pledged Securities issued by it and (iii) the terms of Section 13.04(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it with respect to the Pledged Securities issued by it. Each Grantor which is an Issuer consents to the grant of a Security Interest in Capital Stock of such Issuer the exercise of rights by the Administrative Agent in respect of such Capital Stock, including (to the extent permitted hereunder) the foreclosure thereon and the Administrative Agent, its nominee or transferee becoming a partner or member of any such Issuer that is a partnership or limited liability company.

                  7.09. COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods with a value in excess of $50,000 are at any time in the possession of a bailee, such Grantor shall promptly notify the Administrative Agent thereof and, if requested by the Administrative Agent, shall promptly obtain an acknowledgement from such bailee, in form and substance reasonably satisfactory to the Administrative Agent, that such bailee holds such Collateral for the benefit of the Secured Parties.

                  7.10. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If such Grantor, together with the other Grantors, shall at any time hold or acquire interests in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic

Transactions Act as in effect in any relevant jurisdiction, in excess of $250,000 in the aggregate, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent shall arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent's loss of control, for such Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

                  7.11. LETTER-OF-CREDIT RIGHTS. If such Grantor, together with the other Grantors, shall at any time be beneficiaries under one or more letters of credit, now or hereafter issued, having aggregate undrawn amounts of more than $250,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Grantor shall either (a) arrange, for the issuer and any nominated person with respect to such letter of credit to consent, pursuant to an agreement or other authenticated record with and in the form of EXHIBIT I or in such other form and in substance satisfactory to the Administrative Agent, to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (b) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit.

                  7.12. COMMERCIAL TORT CLAIMS. If such Grantor shall at any time hold or acquire a commercial tort claim, such Grantor shall immediately notify the Administrative Agent in a writing signed by such Grantor of the brief details thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

                  7.13. INTELLECTUAL PROPERTY.

                           (a) Except in any respect that would not materially
impair the right, power, authority and ability of the Grantors to use their intellectual property as necessary or convenient for the profitable conduct of their businesses and would not reasonably be expected to have a Material Adverse
Effect:

                                    (i) Such Grantor (either itself or through
licensees) will (A) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark and take all necessary steps to ensure that all licensed users of such Trademark maintain as in the past such quality, (C) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and the Intellectual Property Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                                    (ii) Such Grantor (either itself or through
licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                                    (iii) Such Grantor (either itself or through
licensees) (A) will employ each material Copyright and (B) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                                    (iv) Such Grantor (either itself or through
licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                                    (v) Such Grantor (either itself or through
licensees) will use proper statutory notice in connection with the use of each material Patent, Trademark and Copyright included in the Intellectual Property.

                                    (vi) Such Grantor will take all reasonable
and necessary steps, including, without limitation, in any proceeding before the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of material Intellectual Property, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the PTO and the Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

                                    (vii) Such Grantor (either itself or through
licensees) will not, without the prior written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor's business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect and, in which case, such Grantor shall give prompt notice of any such abandonment to the Administrative Agent in accordance herewith.

                                    (viii) In the event that any material
Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (A) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and
(B) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                                    (ix) Such Grantor will do all things that
are necessary and proper within such Grantor's power and control to keep each license of Intellectual Property held by such Grantor as licensee or licensor in full force and effect except to the extent that (A) such Grantor has reasonably determined that the failure to keep any such license in full force and effect could not be reasonably expected to have a Material Adverse Effect or (B) any such license would expire by its terms or is terminable at will by a Person other than Grantor.

                                    (x) In the event that such Grantor shall
create any nonexclusive license in any Trademark, Copyright, Patent or other Intellectual Property or General Intangible, in each case owned by or licensed to such Grantor (whether pursuant to a local marketing agreement, time broadcasting agreement or otherwise) and such license is (x) for a duration of more than eighteen (18) months, (y) not terminable at the option of such Grantor and (z) not by its terms expressly subject and subordinate to the Security Interest, then, and in any such event, such license shall constitute a Disposition of the licensed property. In the event such Grantor creates any license in Trademark, Copyright, Patent, other Intellectual Property or General Intangible owned by or licensed to such Grantor that does not meet the requirements of the immediately preceding sentence, such license shall not constitute a Disposition of such Trademark, Copyright, Patent, other Intellectual Property or General Intangible.

                           (b) Such Grantor will notify the Administrative Agent
immediately if it knows, or has reason to know, that any registration relating to any material Intellectual Property has been or could reasonably be expected to be forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO, the Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                           (c) Whenever such Grantor, either by itself or
through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Secured Parties' Security Interest in any Copyright, Patent, Trademark or other Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                           (d) Such Grantor agrees that, should it obtain an
ownership interest in any item of Intellectual Property which is not now a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 3 shall automatically apply thereto,
(ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Collateral, (iii) it shall give prompt (and, in any event within 15 days after the date of such acquisition) written notice thereof to the Administrative Agent in accordance herewith, and

(iv) it shall provide the Administrative Agent promptly (and, in any event within 15 days after the date of such acquisition) with an amended Perfection Certificate and amended schedules to the applicable Intellectual Property Security Agreement reflecting the acquisition of such After-Acquired Intellectual Property. Such Grantor authorizes the Administrative Agent to modify this Agreement by amending the Perfection Certificate and to modify the schedules to the applicable Intellectual Property Security Agreement if such Grantor fails to provide the Administrative Agent with satisfactory amended schedules hereto or thereto within the time period required hereunder (and will cooperate with the Administrative Agent in effecting any such amendment) to include any After-Acquired Intellectual Property which becomes part of the Intellectual Property Collateral under this Section, and to record any such modified agreement with the PTO, the Copyright Office, or any other applicable Governmental Authority.

                           (e) Such Grantor assumes all responsibility and
liability arising from the use of the Intellectual Property and hereby indemnifies and holds the Secured Parties harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees arising out of any alleged defect in any product manufactured, promoted or sold by such Grantor (or any affiliate or subsidiary thereof) in connection with such Intellectual Property or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Grantor (or any affiliate or subsidiary thereof).

                           (f) Such Grantor agrees to execute one or more
applicable Intellectual Property Security Agreements with respect to its Intellectual Property in order to record the Security Interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the PTO, the Copyright Office, and any other applicable Governmental Authority.

                  7.14. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAWS. (a) Such Grantor shall keep the Collateral provided by it in good order and repair and shall not use the same in violation of any Requirement of Law to the extent that such violation could reasonably be expected to have a Material Adverse Effect.

                  7.15. DISPOSITIONS OF COLLATERAL. Such Grantor shall not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral provided by it or any interest therein except for dispositions permitted by the Credit Agreement. In the event that such Grantor shall create any lease of any personal property owned by or leased to such Grantor (whether pursuant to a local marketing agreement, time broadcasting agreement or otherwise) and such lease is (x) for a duration of more than eighteen (18) months, (y) not terminable at the option of such Grantor and (z) not by its terms expressly subject and subordinate to the Security Interest, then, and in any such event, such lease shall constitute a Disposition of the leased property. In the event such Grantor creates any lease in any personal property owned by or leased to such Grantor that does not meet the requirements of the immediately preceding sentence, such lease shall not constitute a Disposition of such personal property.

                  7.16. MAINTENANCE OF INSURANCE. Such Grantor, at its sole cost and expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral provided by it in accordance with the Credit Agreement.

                  7.17. PERIODIC CERTIFICATION. From time to time on demand (which demand, absent an Event of Default, shall be no more frequent that once every four months) from the Administrative Agent, but in no event less frequently than annually, such Grantor shall deliver to the Administrative Agent a supplemental perfection certificate (each, a "PERFECTION SUPPLEMENT") executed by such Grantor setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 7.17.

                  7.18. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Such Grantor further agrees to take any other action reasonably requested by the Administrative Agent to insure the attachment, perfection and first priority of, and the ability of the Administrative Agent to enforce, the Security Interest in any and all of the Collateral provided by such Grantor including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that such Grantor's signature thereon is required therefor; (b) causing the Administrative Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Administrative Agent to enforce, the Security Interest in such Collateral; (c) complying with any provision of any statute, regulation or treaty of the United States of America as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Administrative Agent to enforce, the Security Interest in such Collateral; (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on such Collateral;
(e) obtaining waivers from mortgagees, bailees, landlords and any other person who has possession of or any interest in any Collateral or any real property on which any such Collateral may be located, in form and substance satisfactory to the Secured Party; (f) providing to the Administrative Agent "control" over such Collateral, to the extent that perfection can only be achieved under the UCC by control or where obtaining perfection by control provides more protection to the Secured Parties that perfection by filing a financing statement; and (g) taking all actions required by the UCC or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction; PROVIDED, HOWEVER, that nothing contained in paragraphs (d) or (e) shall require such Grantor to pay any consideration (other than any governmental application, processing, filing or recording fees) in order to obtain any consent or waiver referred to in such paragraphs.

         Section 8. INSPECTION AND VERIFICATION. The Administrative Agent and such Persons as the Administrative Agent may designate shall have the right, at each Grantor's own cost and expense, to inspect the Collateral of such Grantor, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral of such Grantor is located, to discuss such Grantor's affairs with the officers of such Grantor.

         Section 9. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

                  9.01. EXPENSES INCURRED BY THE ADMINISTRATIVE AGENT. In its discretion, the Administrative Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Administrative Agent on demand for any and all expenditures so made, and all sums disbursed by the Administrative Agent in connection with this Section 9.01, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by such Grantor to the Administrative Agent shall bear interest at the per annum rate specified in Section 17 and shall constitute additional Secured Obligations. The Administrative Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve any Grantor of any default.

                  9.02. ADMINISTRATIVE AGENT'S OBLIGATIONS AND DUTIES.

                           (a) Anything herein to the contrary notwithstanding,
each Grantor shall remain liable under each contract or agreement comprised in the Collateral provided by it to be observed or performed by such Grantor thereunder. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating to any of the Collateral, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Administrative Agent or any other Secured Party or to which the Administrative Agent or any other Secured Party may be entitled at any time or times.

                           (b) The Administrative Agent's sole duty with respect
to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

                           (c) Neither the Administrative Agent, nor any other
Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their respective gross negligence or willful misconduct.

                           (d) Each Grantor acknowledges that the rights and
responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  9.03. DUTIES AS TO PLEDGED SECURITIES.

                           (a) With respect to any calls, conversions,
exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Securities (herein called "EVENTS"), any duty in connection therewith imposed on the Administrative Agent by applicable law shall be fully satisfied if:

                                    (i) the Administrative Agent exercises
reasonable care to ascertain the occurrence and to give reasonable notice to the applicable Grantor of any Events applicable to any Pledged Securities that are registered and held in the name of Secured Party or its nominee;

                                    (ii) the Administrative Agent gives the
applicable Grantor reasonable notice of the occurrence of any Events of which the Administrative Agent has received actual knowledge, which Events are applicable to any securities that are in bearer form or are not registered and held in the name of the Administrative Agent or its nominee (each Grantor agreeing to give the Administrative Agent reasonable notice of the occurrence of any Events of which such Grantor has knowledge, which Events are applicable to any securities in the possession of the Administrative Agent); and

                                    (iii) the Administrative Agent endeavors to
take such action with respect to any of the Events as the applicable Grantor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or, if the Administrative Agent reasonably believes that the action requested would adversely affect the value of the Pledged Securities as collateral or the collection of the Secured Obligations, or would otherwise prejudice the interests of any Secured Party, the Administrative Agent gives reasonable notice to such Grantor that any such requested action will not be taken and, if the Administrative Agent makes such determination or if such Grantor fails to make such timely request, the Administrative Agent takes such other action as it reasonably deems advisable in the circumstances.

                           (b) Except as hereinabove specifically set forth,
neither the Administrative Agent nor any other Secured Party shall have any further obligation to ascertain the occurrence of, or to notify any Grantor with respect to, any Events and shall not be deemed to assume any such further obligation as a result of the establishment by the Administrative Agent or any other Secured Party of any internal procedures with respect to any securities in its possession, nor shall the Administrative Agent or any other Secured Party be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Securities or its use of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or any Grantor's rights in the Pledged Securities or against any prior parties thereto, but the same shall be at such Grantor's sole risk and responsibility at all times.

                           (c) Nothing contained in this Section 9.03 shall be
deemed to create any obligation in respect of Events on the Administrative Agent, the purpose of this Section 9.03 being solely to provide standards, in the event that applicable law imposes any obligations on the Administrative Agent as to Events.

                  9.04. USE OF COLLATERAL. With respect to any Collateral in the possession of the Administrative Agent or any other Secured Party, or a bailee or other third party holding on its behalf, the Administrative Agent or such other Secured Party may use or operate such Collateral in any manner and to the extent determined by the Administrative Agent or such Secured Party.

         Section 10. SECURITIES AND DEPOSITS. Without limitation of Section 7.08, but subject to Section 7.08(i), the Administrative Agent may at any time at its option, transfer to itself or any nominee any securities constituting Collateral, and, subject to Section 7.08(f)(ii), receive any income thereon and hold such income as additional Collateral or apply it to the Secured

Obligations. Whether or not any Secured Obligations are due, the Administrative Agent may after the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Administrative Agent or any other Secured Party to any Grantor may at any time be applied to or set off against any of the Secured Obligations whether or not due and owing.

         Section 11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, each Grantor shall, at the request of the Administrative Agent, notify account debtors and other persons obligated on any of the Collateral of such Grantor of the Security Interest in any account, chattel paper, general intangible, instrument or other Claims constituting Collateral that payment thereof is to be made directly to the Administrative Agent or to any financial institution designated by the Administrative Agent as the Administrative Agent's agent therefor, and the Administrative Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Claims constituting Collateral received by the Grantor as trustee for the Secured Parties without commingling the same with other funds of the Grantor and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments. The Administrative Agent may apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Claims constituting Collateral received by the Administrative Agent or any other Secured Party to the Secured Obligations or hold such proceeds as additional Collateral, at the option of the Administrative Agent. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor or other person obligation on the Collateral, whether under this Section 11, Section 12 or Section 13.

         Section 12. POWER OF ATTORNEY.

                  12.01. APPOINTMENT AND POWERS OF ADMINISTRATIVE AGENT. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                           (a) in the name of such Grantor or its own name, or
otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                           (b) in the case of any Intellectual Property, execute
and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Security Interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                           (c) pay or discharge taxes and Liens levied or placed
on or threatened against the Collateral, effect any repairs or provide any insurance and pay all or any part of the premiums therefor and the costs thereof;

                           (d) execute, in connection with any sale provided for
in Section 13, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

                           (e) exercise all rights of such Grantor as owner of
the Pledged Securities or as party to any partnership, limited liability company or similar agreement, including, without limitation, the right to sign any and all amendments, instruments, certificates, proxies, and other writings and exercise all voting and consent rights with respect to the Pledged Securities;

                           (f) (1) direct any party liable for any payment under
any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interest therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

                           (g) to the extent that such Grantor's authorization
given in Section 4 is not sufficient, to file such financing statements or similar documents under the laws of any jurisdiction with respect hereto, with or without such Grantor's signature, or a photocopy of this Agreement in substitution for a financing statement or such other document, as the Administrative Agent may deem appropriate and to execute in such Grantor's name such financing statements, other such documents and amendments thereto and continuation statements which may require such Grantor's signature.

Anything in this Section 12.01 to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 12.01 (other than under paragraph (g) of this Section 12.01) unless an Event of Default shall have occurred and be continuing and, in the case of paragraph (e) of this Section 12.01 until the notice referred to in Section 7.08(h) has been given.

                  12.02. FAILURE OF GRANTOR TO PERFORM. If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may following not less than five (5) days' prior written notice to the Borrower, perform or comply, or otherwise cause performance or compliance, with such agreement.

                  12.03. EXPENSES OF ATTORNEY-IN-FACT. The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 12, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  12.04. RATIFICATION BY GRANTOR. To the extent permitted by law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 12. This power of attorney is a power coupled with an interest and is irrevocable.

                  12.05. NO DUTY ON SECURED PARTY. The powers conferred on the Administrative Agent, its directors, officers and agents pursuant to this
Section 12 are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Each Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for such Secured Party's own gross negligence or willful misconduct.

         Section 13. REMEDIES.

                  13.01. DEFAULT. Grantors shall be in default under this Agreement (a) whenever any Event of Default has occurred and is continuing (and each of the Grantors shall thereupon be in default hereunder without regard to whether or to what degree any Grantor individually may have caused, participated in, or had any knowledge of the occurrence of such Event of Default) and (b) at all times after the Loans have become due and payable (giving effect to any grace period), whether at maturity, upon acceleration pursuant to the Credit Agreement or otherwise.

                  13.02. REMEDIES UPON DEFAULT. At any time when any Grantor is in default under this Agreement as set forth in Section 13.01, the Administrative Agent may exercise and enforce, in any order, (i) each and all of the rights and remedies available to a secured party upon default under the NYUCC or any other applicable UCC or other applicable law, (ii) each and all of the rights and remedies available to it under the Credit Agreement or any other Loan Document and (iii) each and all of the following rights and remedies:

                           (a) Collection Rights. Without notice to any Grantor
or any other Loan Party, the Administrative Agent may notify any or all account debtors and obligors on any accounts, instruments, general intangibles or other Claims constituting Collateral of the Secured Parties' Security Interests therein and may direct, demand and enforce payment thereof directly to the Administrative Agent. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor.

                           (b) Taking Possession. The Administrative Agent may
(i) enter upon any and all premises owned or leased by any Grantor where Collateral is located (or believed by the Administrative Agent to be located), with or (to the fullest extent permitted by law) without judicial process and without any obligation to pay rent, (ii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate, (iii) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Grantor's equipment for the purpose of completing any work in process or otherwise preparing the Collateral for sale or selling or otherwise transferring the Collateral, (iv) take possession of all items of Collateral that are not then in its possession, either upon such premises or by removal from such premises, and (v) require any Grantor or the Person in possession thereof to deliver such Collateral to the Administrative Agent at one or more locations designated by the Administrative Agent and reasonably convenient to it and each Grantor owning an interest therein.

                           (c) Foreclosure. The Administrative Agent may sell,
lease, license or otherwise dispose of or transfer any or all of the Collateral or any part thereof in one or more parcels at public sale or in private sale or transaction, on any exchange or market or at the Administrative Agent's offices or on any Grantor's premises or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith, without any notice whatsoever unless required by law. Where permitted by law, one or more of the Secured Parties may be the purchasers at any such sale and in such event, if such bid is made by all of the Lenders or otherwise whenever a credit bid is expressly permitted under the Credit Agreement or approved in writing by the Administrative Agent and the Required Lenders, the Secured Parties bidding at such sale may bid part or all of the Obligations owing to them without necessity of any cash payment on account of the purchase price, even though any other purchaser at such sale is required to bid a purchase price payable in cash. Each Grantor agrees that at least ten (10) calendar days' written notice to such Grantor of the time and place of any public sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the public sale of any other Collateral), or the time after which any private sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the private sale of any other Collateral) is to be made, shall be commercially reasonable. For purposes of such notice, to the fullest extent permitted by law (i) each Grantor waives notice of any sale of Collateral owned by any other Grantor and (ii) each Grantor agrees that notice given to the Borrower shall constitute notice given to such Grantor. The giving of notice of any such sale or other disposition shall not obligate the Administrative Agent to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

                           (d) Voting Rights. Subject to Section 7.08(h), the
Administrative Agent may exercise any and all rights of any Grantor as the owner of any Pledged Securities, including, without limitation, voting rights, rights to give or withhold consent under any agreement under which any Pledged Security is issued and all other rights referred to in Section 12.01(e).

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

                           (e) Use of Intellectual Property. The Administrative
Agent may, on a royalty-free basis, use and license use of any Trademark, Trade Secret, trade name, trade style, Copyright, Patent, technical knowledge or process or other Intellectual Property owned, held or used by any Grantor in respect of any Collateral as to which any right or remedy of the Administrative Agent is exercised or enforced. In addition, the Administrative Agent may exercise and enforce such rights and remedies for collection as may be available to it by law or agreement. Each Grantor grants a license pursuant to Section
13.03 in connection therewith.

                  13.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 13 at such time as the Administrative Agent shall be lawfully and otherwise entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Grantor to the extent that such Grantor is not legally or contractually prohibited from doing so (Grantor agreeing to use commercially reasonable efforts not to enter into, after the Closing Date, any such contractual prohibition), and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the Administrative Agent's option, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure, waiver or other termination of an Event of Default.

                  13.04. WAIVERS BY GRANTORS. Each Grantor hereby irrevocably waives (a) all rights of redemption from any foreclosure sale, (b) the benefit of all valuation, appraisal, exemption and moratorium laws, (c) to the fullest extent permitted by law, all rights to notice or a hearing prior to the exercise by the Administrative Agent of its right to take possession of any Collateral, whether by self-help or by legal process and any right to object to the Administrative Agent taking possession of any Collateral by self-help, and (d) if the Administrative Agent seeks to obtain possession of any Collateral by replevin, claim and delivery, attachment, levy or other legal process, (i) any notice or demand for possession prior to the commencement of legal proceedings,
(ii) the posting of any bond or security in any such proceedings, and (iii) any requirement that the Administrative Agent retain possession and not dispose of any Collateral until after a trial or final judgment in such proceedings.

                  13.05. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, or then, or at any other time thereafter, applied in full or in part by the Administrative Agent against, the Secured Obligations in the following order of priority:

                  FIRST: to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Administrative Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, and all amounts for which the Administrative Agent is entitled to indemnification hereunder and all reasonable advances made by the

         Administrative Agent hereunder for the account of any Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Administrative Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 19.09;

                  SECOND: to the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) then due and payable;

                  THIRD: to any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC; and

                  FOURTH, to the payment to or upon the order of the Grantor entitled thereto, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  13.06. SURPLUS, DEFICIENCY. Any surplus proceeds of any sale or other disposition by the Administrative Agent of any Collateral remaining after discharge of the Credit Agreement and after all Secured Obligations are paid in full and in cash and any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC are paid in full shall be paid over to the Grantor entitled thereto, or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, but prior to termination and discharge of the Credit Agreement, such surplus proceeds may be retained by the Administrative Agent and held as Collateral until termination and discharge of the Credit Agreement. The Borrower and each Guarantor shall be and remain liable for any deficiency.

                  13.07. INFORMATION RELATED TO THE COLLATERAL. If, during the continuance of an Event of Default, the Administrative Agent determines to sell or otherwise transfer any Collateral, each Grantor shall, and shall cause any Person controlled by it to, furnish to the Administrative Agent all information the Administrative Agent may request that pertains or could pertain to the value or condition of the Collateral or that would or might facilitate such sale or transfer. The Administrative Agent shall have the right, notwithstanding any confidentiality obligation or agreement otherwise binding upon it, freely (but not in violation of any law, including federal securities laws) to disclose such information, and any and all other information (including confidential information) pertaining in any manner to the Collateral or the assets, liabilities, results of operations, business or prospects of any Secured Parties, freely to any Person that the Administrative Agent in good faith believes to be a potential or prospective purchaser in such sale or transfer, without liability for any disclosure, dissemination or use that may be made as to such information by any such Person.

                  13.08. SALE EXEMPT FROM REGISTRATION. The Administrative Agent shall be entitled at any such sale or other transfer, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to Persons who will provide assurances satisfactory to the Administrative Agent that the Collateral may be offered and sold to them without registration under the Securities Act, and without registration or qualification under any other applicable state or federal law. Upon the consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Administrative Agent may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by the Administrative Agent, in its good faith judgment or in good faith reliance upon advice of its counsel, to meet the requirements to purchase securities under Regulation D promulgated under the Securities Act (or any other regulation of similar import). If the Administrative Agent solicits such offers from such investors, then the acceptance by the Administrative Agent of the highest offer obtained from any of them shall be deemed to be a commercially reasonable method of disposition of the Collateral.

                  13.09. RIGHTS AND REMEDIES CUMULATIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement. The Administrative Agent may exercise and enforce each right and remedy available to it either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of the Administrative Agent or any Secured Party against any Person or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

                  13.10. NO DIRECT ENFORCEMENT BY SECURED PARTIES. The Administrative Agent may freely exercise and enforce any and all of its rights and remedies hereunder, for the benefit of the Secured Parties. No Secured Party, other than the Administrative Agent, shall have any independent right to collect, take possession of, foreclose against or otherwise enforce the Security Interests granted hereby.

         Section 14. STANDARDS FOR EXERCISING REMEDIES.

                  14.01. COMMERCIALLY REASONABLE MANNER. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (a) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition or to postpone any such disposition pending any such preparation or processing; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove any Lien on or any adverse claims against Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral; or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 14 is to provide non-exhaustive indications of what actions or omissions by the Administrative

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Agent would not be commercially unreasonable in the Administrative Agent's exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 14. Without limiting the foregoing, nothing contained in this Section 14 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 14.

                  14.02. STANDARD OF CARE. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or to protect, preserve, vote or exercise any rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property or if it selects, with reasonable care, a custodian to hold such Collateral on its behalf.

        Section 15. WAIVERS BY GRANTOR; OBLIGATIONS ABSOLUTE.

                  15.01. SPECIFIC WAIVERS. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.

                  15.02. OBLIGATIONS ABSOLUTE. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations, or
(d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

         Section 16. MARSHALLING. The Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

         Section 17. INTEREST. Until paid, all amounts due and payable by each Grantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by such Grantor, and such interest shall be payable by such Grantor to the Administrative Agent on demand.

         Section 18. REINSTATEMENT. The obligations of each Grantor pursuant to this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Grantor or any other obligor or otherwise, all as though such payment had not been made.

        Section 19. MISCELLANEOUS.

                  19.01. NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth beneath its signature to this Agreement.

                  19.02. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Grantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Grantor by mail at the address specified in Section 10.2 of the Credit Agreement or in the case of any Guarantor, beneath its signature to this Agreement. Each Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                  19.03. WAIVER OF JURY TRIAL, ETC. EACH GRANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. Each Grantor certifies that neither the Administrative Agent, any other Secured Party nor any representative, agent or attorney of the Administrative Agent or other Secured Party has represented, expressly or otherwise, that the Administrative Agent or other Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which any Secured Party is a party, such Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 19.03.

                  19.04. COUNTERPARTS. This Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute one and the same agreement.

                  19.05. HEADINGS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.

                  19.06. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  19.07. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

                  19.08. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Credit Agreement, and the advance of all extensions of credit contemplated thereby, regardless of any investigation made by any Secured Party, and shall continue in full force and effect until this Agreement shall terminate (or thereafter to the extent provided herein).

                  19.09. FEES AND EXPENSES; INDEMNIFICATION.

                           (a) The Grantors, jointly and severally, agree to pay
upon demand the amount of any and all expenses, including the fees, disbursements and other charges of counsel and of any experts or agents, which
(i) any Secured Party may incur in connection with (x) collecting against any Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, (y) the exercise, enforcement or protection of any of the rights of such Secured Party hereunder or (z) the failure of any Grantor to perform or observe any of the provisions hereof, and (ii) the Administrative Agent may incur in connection with (x) the administration of this Agreement (including the customary fees and charges of such Secured Party for any audits conducted by it or on its behalf with respect to the accounts receivable or inventory) or (y) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral.

                           (b) Each Grantor agrees to pay, and to save the
Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

                           (c) The agreements in this Section shall survive
repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

                           (d) Each Grantor agrees that the provisions of
Section 2.20 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

                  19.10. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement is binding upon each Grantor and the Secured Parties and their respective successors and permitted assigns, and shall inure to the benefit of the Grantors, the Secured Parties and their respective successors and permitted assigns, except that no Grantor shall have any right to assign or transfer its rights or obligations hereunder or any interest herein, except as specifically permitted by the Credit Agreement, without the prior written consent of the Administrative Agent (and any such assignment or transfer shall be void).

                  19.11. WAIVERS; AMENDMENT.

                           (a) No failure or delay of the Administrative Agent
in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and of the Secured Parties under the Credit Agreement and other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such or any other Grantor to any other or further notice or demand in similar or other circumstances.

                           (b) Neither this Agreement nor any provision hereof
may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each affected Grantor; PROVIDED, that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent in accordance with Section 10.1 of the Credit Agreement.

                  19.12. SET-OFF. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

                  19.13. INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

                  19.14. ACKNOWLEDGMENTS. Each Grantor hereby acknowledges that:

                           (a) it has been advised by counsel in the
negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                           (b) no Secured Party has any fiduciary relationship
with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                           (c) no joint venture is created hereby or by the
other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

                  19.15. ADDITIONAL GRANTORS AND GUARANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to
Section 6.10 of the Credit Agreement shall become a Grantor and Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of ANNEX 1 hereto.

                  19.16. RELEASES.

                           (a) Notwithstanding anything to the contrary
contained in the Credit Agreement, herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to or vote or consent of any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement or any other Secured Party) take such actions as shall be required to release the Security Interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents, provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any estimated expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with the Credit Agreement and the other Loan Documents.

                           (b) If any of the Collateral shall be Disposed of by
any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be Disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

                  19.17. INTERCOMPANY DEBT.

                           (a) Each Grantor hereby agrees that any intercompany
Indebtedness or other intercompany payables or receivables, or intercompany advances directly or indirectly made by or owed to such Grantor by any other Grantor (collectively, "INTERCOMPANY DEBT"), of whatever nature at any time outstanding shall be subordinate and subject in right of payment to the prior payment in full in cash of the Borrower Obligations. Each Grantor hereby agrees that following a single written notice to the Borrower, such Grantor will not, while any Event of Default is continuing, accept any payment, including by offset, on any Intercompany Debt until the Termination Date, in each case, except with the prior written consent of the Administrative Agent.

                           (b) In the event that any payment on any Intercompany
Debt shall be received by a Grantor other than as permitted by this Section
19.17 before the Termination Date, such Grantor shall receive such payments and hold the same in trust for, segregate the same from its own assets and shall immediately pay over to, the Administrative Agent for the benefit of the Administrative Agent and Lenders all such sums to the extent necessary so that the Administrative Agent and the Lenders shall have been paid in full, in cash, all Borrower Obligations owed or which may become owing.

                           (c) Upon any payment or distribution of any assets of
any Grantor of any kind or character, whether in cash, property or securities by set-off, recoupment or otherwise, to creditors in any liquidation or other winding-up of such Grantor or in the event of any case, proceeding or other action described in Section 8(f) of the Credit Agreement, the Administrative Agent and Lenders shall first be entitled to receive payment in full in cash, in accordance with the terms of the Borrower Obligations and of this Agreement, of all amounts payable under or in respect of such Borrower Obligations, before any payment or distribution is made on, or in respect of, any Intercompany Debt, in any such case, proceeding or other action, any distribution or payment, to which the Administrative Agent or any Lender would be entitled except for the provisions hereof shall be paid by such Grantor, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) to the extent necessary to pay all such Borrower Obligations in full in cash, after giving effect to any concurrent payment or distribution to the Administrative Agent and Lenders (or to the Administrative Agent for the benefit of the Administrative Agent and Lenders).

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation
SPANISH BROADCASTING SYSTEM FINANCE CORPORATION
SPANISH BROADCASTING SYSTEM OF GREATER MIAMI, INC.
SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.
SPANISH BROADCASTING SYSTEM INC., a New Jersey corporation
SPANISH BROADCASTING SYSTEM OF SAN ANTONIO, INC.
ALARCON HOLDINGS, INC.
SPANISH BROADCASTING SYSTEM OF CALIFORNIA, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Delaware corporation SPANISH BROADCASTING SYSTEM OF FLORIDA, INC.
SBS OF GREATER NEW YORK, INC.
SBS FUNDING, INC.
SPANISH BROADCASTING SYSTEM OF PUERTO RICO, INC., a Puerto Rico corporation SPANISH BROADCASTING SYSTEM NETWORK, INC.
SBS PROMOTIONS, INC.
SPANISH BROADCASTING SYSTEM SOUTHWEST, INC.
SPANISH BROADCASTING SYSTEM-SAN FRANCISCO, INC.
WRMA LICENSING, INC.
WXDJ LICENSING, INC.
WDEK LICENSING, INC.
WKIE LICENSING, INC.
WKIF LICENSING, INC.
WLEY LICENSING, INC.
WSKQ LICENSING, INC.
KLEY LICENSING, INC.
KSAH LICENSING, INC.
KZAB LICENSING, INC.
KZBA LICENSING, INC.
KPTI LICENSING, INC.
WCMQ LICENSING, INC.
KLAX LICENSING, INC.
WPAT LICENSING, INC.
WCMA LICENSING, INC.
WZET LICENSING, INC.
WMEG LICENSING, INC.
KXOL LICENSING, INC.




By: /s/ Joseph A. Garcia
    ------------------------------------------------
Name: Joseph Garcia
Title: Vice President and/or Chief Financial Officer
         of each Loan Party



               Guarantee and Collateral Agreement Signature Pages

Address for Notice:
2601 South Bayshore Drive, PH II
Coconut Grove, Florida 33133
Attention: Joseph A. Garcia
Telecopy:
Telephone: (305) 441-6901

Copy to:
Kaye, Scholer LLP
425 Park Avenue
New York, New York 10022
Attention: Edmond Gabbay
Telecopy: (212) 836-6476
Telephone: (212) 836-8000

Accepted: as to Sections 9.02 and 9.03

LEHMAN COMMERCIAL PAPER INC.
as Administrative Agent



By: /s/ G. Robert Berzins
    ---------------------------------------------
    Name:  G. Robert Berzins
    Title: Vice President

Address for Notice:
745 Seventh Avenue
New York, New York 10019
Attention:  Diane Albanese
Telecopy:  (646) 758-5130
Telephone:  (212) 526-4979

Copy to:
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166
Attention:  Robert S. Finley
Telecopy:  (212) 878-8375
Telephone:  (212) 878-8000



               Guarantee and Collateral Agreement Signature Pages

                         EXHIBIT A TO SECURITY AGREEMENT


                             PERFECTION CERTIFICATE

         The undersigned, the Chief Financial Officer, Executive Vice President and Secretary of Spanish Broadcasting System, Inc., a Delaware corporation ("SBS"), on behalf of SBS and each of its subsidiaries party to the Guarantee and Collateral Agreement, dated as of October 30, 2003 (the "GUARANTEE AND COLLATERAL AGREEMENT"; terms not defined herein having the meanings as assigned to such terms therein) by SBS and such subsidiaries, as guarantors (SBS and each such subsidiary, a "GRANTOR", and collectively, the "GRANTORS") in favor of Lehman Commercial Paper Inc., as administrative agent (the "SECURED PARTY"), hereby certifies to the Secured Party the following:

         1. NAME. Attached hereto as SCHEDULE 1 is the exact legal name of each Grantor, as such name appears on its certificate or articles of incorporation, partnership agreement, limited company agreement or other organizational documents governing its formation, as applicable.

         2. OTHER IDENTIFYING FACTORS. Attached hereto as SCHEDULE 2 is the: (a) mailing address; (b) the place of business or, if more than one, its chief executive office, if different from its mailing address under subsection (a);
(c) type of organization; (d) jurisdiction of organization; and (e) state-issued organizational identification number (if any), with respect to each of the Grantors.

         3. OTHER NAMES, ETC.

         (a) Attached hereto as SCHEDULE 3(a) is a list of all other names (including trade names or similar appellations) used by each Grantor, or any other business or organization to which such Grantor became the successor by merger, consolidation, amalgamation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

         (b) Attached hereto as SCHEDULE 3(b) is the information required in
Section 2 of this Perfection Certificate for any other business or organization to which any Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

         4. OTHER CURRENT LOCATIONS.

         (a) Attached hereto as SCHEDULE 4(a) are all locations in the United States of America in which any Grantor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods.

         (b) Attached hereto as SCHEDULE 4(b) are all other places of business of each Grantor in the United States of America.

         (c) Attached hereto as SCHEDULE 4(c) is a list of all real property in the United States of America that is leased or owned by each Grantor.

         (d) Attached hereto as SCHEDULE 4(d) are all locations in the United States of America where any of the Collateral consisting of inventory or equipment is located for each Grantor.

         (e) Attached hereto as SCHEDULE 4(e) are the names and addresses of all persons or entities other than each Grantor, such as lessees, consignees, processors, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment and the nature of such possession.

         5. PRIOR LOCATIONS.

         (a) Attached hereto as SCHEDULE 5(a) is the information required by Sections 4(a) or (b) of this Perfection Certificate with respect to each location or place of business previously maintained by each Grantor at any time during the past five years in a state in which such Grantor has previously maintained a location or place of business at any time during the past four months.

         (b) Attached hereto as SCHEDULE 5(b) is the information required by Sections 4(d) or (e) of this Perfection Certificate with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months.

         6. FIXTURES. Attached hereto as SCHEDULE 6 is the location of the real estate to which any of the Collateral consisting of fixtures are or are to be located, the name of the record owner of such real estate and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

     7. INTELLECTUAL PROPERTY. Attached hereto as SCHEDULE 7(a) is a schedule setting forth all of each Grantor's patents, patent licenses, trademarks, trademark licenses, trade secrets and trade secret licenses, including the name of the registered owner, the registration number and the expiration date of each patent, patent license, trademark and trademark license owned by such Grantor. Attached hereto as SCHEDULE 7(b) is a schedule setting forth all of each Grantor's copyrights and copyright licenses, including the name of the registered owner, the registration number and the expiration date of each copyright or copyright license owned by such Grantor. Attached hereto as
SCHEDULE 7(c) is a schedule setting forth all of each Grantor's broadcasting and other media licenses, including any Federal Communication Commission (FCC) or other government licenses, including the name of the registered owner, the registration number and the expiration date of each such license owned by each of the Grantors. Attached hereto as SCHEDULE 7(d) is a schedule setting forth are all existing filings (other than financing statements) against Intellectual Property of each Grantor in the Patent and Trademark Office, the Copyright Office or any other Government Office.

         8. STOCK OWNERSHIP AND OTHER EQUITY INTERESTS. Attached hereto as
SCHEDULE 8 is a list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned directly by each Grantor and the record and beneficial owners of such stock, partnership interests, membership interest or other equity interests.

         9. DEBT INSTRUMENTS. Attached hereto as SCHEDULE 9 is a description of all promissory notes and other evidence of indebtedness held by each Grantor, including all intercompany notes.

         10. OTHER INSTRUMENTS, LETTER-OF-CREDIT RIGHTS, CHATTEL PAPER. Attached hereto as SCHEDULE 10 is a description of all other instruments (other than as listed in paragraph 9 above), letter-of-credit rights and chattel paper (in each case as defined in the UCC as in effect in New York on the date hereof) of each Grantor.

         11. BANK ACCOUNTS. Attached hereto as SCHEDULE 11 is a description of all deposit accounts and other bank accounts held by, or in the name of, each Grantor, by account bank and account number.

         12. MOTOR VEHICLES. All motor vehicles owned by each Grantor which are inventory or equipment are listed below or on SCHEDULE 12 hereto, by model, model year and vehicle identification number.

         13. UNUSUAL TRANSACTIONS. Except for those purchases, acquisitions and other transactions described on SCHEDULE 3(b) or SCHEDULE 13 attached hereto, all of the Collateral has been originated by each Grantor in the ordinary course of such Grantor's business or consists of goods which have been acquired by such Grantor in the ordinary course from a person in the business of selling goods of that kind.

         14. FILE SEARCH REPORTS. Attached hereto as SCHEDULE 14(a) is a true copy of a file search report from the UCC filing officer (or, if such officer does not issue such reports, from an experienced UCC search organization acceptable to the Secured Party) (i) in each jurisdiction identified in Section 2(d) or in Section 4 or 5 with respect to each name set forth in Section 1 or 3,
(ii) from each filing officer in each real estate recording office identified on
SCHEDULE 6 with respect to real estate on which Collateral consisting of fixtures are or are to be located and (iii) in each jurisdiction in which any of the transactions described in SCHEDULE 3(b) or SCHEDULE 13 took place with respect to the legal name of the person from which any Grantor purchased or otherwise acquired any of the Collateral. Attached hereto as SCHEDULE 14(b) is a true copy of each financing statement or other filing identified in such file search reports to the extent the applicable UCC filing officer or search organization is able to provide such copies.

         15. UCC FILINGS. Attached hereto as SCHEDULE 15 is a copy of financing statements filed or to be filed in the central UCC filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to on SCHEDULE 6 hereto.

         16. TERMINATION STATEMENTS. To the extent reasonably requested by the Secured Party to terminate existing Liens (other than Permitted Liens), a duly signed or otherwise authorized termination statement in form acceptable to the Secured Party has been duly filed with respect to any applicable financing statement in each applicable jurisdiction identified in Section 2(d) of this Perfection Certificate. Attached hereto as Schedule 16 is a true copy of each such filing duly acknowledged or otherwise identified by the filing office.

         17. FILING FEES. All fees and taxes payable in connection with the filings described in Sections 15 and 16 have been paid.

         18. CONTROL AGREEMENTS. Attached hereto as SCHEDULE 18 is a schedule of all "control" agreements with respect to deposit accounts, letter-of-credit rights, electronic chattel paper or investment property of each Grantor:

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, we have hereunto signed this Certificate on this __ day of ______, 2003.


                                              [GRANTORS]



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                 EXHIBIT B TO GUARANTEE AND COLLATERAL AGREEMENT

                SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT
                                  (COPYRIGHTS)

WHEREAS, [ ], a [ ] corporation (herein referred to as "GRANTOR"), having an address at [ ], has adopted, used and is using the copyrights listed on the annexed Schedule 1-A, which copyrights are registered in the United States Copyright Office (the "COPYRIGHTS");

WHEREAS, the Grantor has entered into a Guarantee and Collateral Agreement (said Guarantee and Collateral Agreement, as it may hereafter be amended or otherwise modified from time to time being the "SECURITY AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Secured Party; and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of the Grantor in and to the Copyrights, and the registrations and recordings thereof in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Grantor and all extensions or renewals thereof and all Copyright Licenses, and all proceeds of all of the foregoing, including, without limitation, any claims by the Grantor against third parties for infringement thereof (the "COLLATERAL"), to secure the payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record, its grant to Secured Party of a security interest in and mortgage on the Collateral to secure the prompt payment and performance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the assignment of and grant of a security interest in the Collateral made hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Secured Party's address is 745 Seventh Avenue, New York, New York 10019,
Attention:
______________.

IN WITNESS WHEREOF, the Grantor has duly executed or caused this Agreement to be
duly executed as of [                   ].

                               [                             ]


                               By:
                                 ---------------------------------------------
                                        Name:
                                        Title:

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

On this ____ day of __________, ____, before me personally appeared __________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of the Grantor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.

                                                  ----------------------------
                                                         Notary Public

                   SCHEDULE 1-A TO THE SUPPLEMENT TO GUARANTEE
                            AND COLLATERAL AGREEMENT
                                  (COPYRIGHTS)


       COPYRIGHT                REGISTRATION DATE            REGISTRATION NO.
----------------------       ------------------------       ------------------

                 EXHIBIT C TO GUARANTEE AND COLLATERAL AGREEMENT

                SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT
                                    (PATENTS)

WHEREAS, [ ], a [ ] corporation (herein referred to as "GRANTOR"), having an address at [ ], owns the letters patent and/or applications for letters patent of the United States of America more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

WHEREAS, the Grantor has entered into a Guarantee and Collateral Agreement (said Guarantee and Collateral Agreement, as it may hereafter be amended or otherwise modified from time to time being the "SECURITY AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Secured Party; and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Patents, together with all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, and all reissues, continuations, continuations-in-part, term restorations or extensions thereof, all Patent Licenses and all proceeds of all of the foregoing, including, without limitation, any claims by Grantor against third parties for infringement thereof for the full term of the Patents (the "COLLATERAL"), to secure the prompt payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record, its grant to Secured Party of a security interest in and mortgage on the Collateral to secure the prompt payment and performance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the assignment of and grant of a security interest in the Collateral made hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Secured Party's address is 745 Seventh Avenue, New York, New York 10019,
Attention:

 ______________.

IN WITNESS WHEREOF, the Grantor has duly executed or caused this Agreement to be
duly executed as of [                   ].

                               [                             ]


                               By:
                                 ---------------------------------------------
                                        Name:
                                        Title:

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

On this ____ day of ____________, before me personally appeared ________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of the Grantor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.

                                                   ----------------------------
                                                          Notary Public

                   SCHEDULE 1-A TO THE SUPPLEMENT TO GUARANTEE
                            AND COLLATERAL AGREEMENT
                                    (PATENTS)


                          DATE FILED                   SERIAL NO. OR
       TITLE              OR GRANTED                     PATENT NO.
-------------------  ----------------------       -------------------------

                 EXHIBIT D TO GUARANTEE AND COLLATERAL AGREEMENT

                SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT
                                  (TRADEMARKS)

WHEREAS, [ ], a [ ] corporation (herein referred to as "GRANTOR"), having an address at [ ], (1) has adopted, used and is using, or (2) has intended to use and filed an application indicating that intention, but has not yet filed an allegation of use under Section l(c) or l(d) of the Trademark Act, or (3) has filed an application based on an intention to use and has since used and has filed an allegation of use under Section l(c) or l(d) of the Trademark Act, the trademarks, trade names, trade styles and service marks listed on the annexed
Schedule 1-A, which trademarks, trade names, trade styles and service marks are registered in the United States Patent and Trademark Office (the "TRADEMARKS"); and

WHEREAS, the Grantor has entered into a Guarantee and Collateral Agreement (said Guarantee and Collateral Agreement, as it may hereafter be amended or otherwise modified from time to time being the "SECURITY AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Secured Party; and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of the Grantor in and to the Trademarks, together with all prints and labels on which said Trademarks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, and all reissues, extensions or renewals thereof, all Trademark Licenses and all proceeds of all of the foregoing, including, without limitation, any claims by Grantor against third parties for infringement thereof (the "COLLATERAL"), to secure the payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record, its grant to Secured Party of a security interest in and mortgage on the Collateral to secure the prompt payment and performance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the grant of, security interest in and mortgage on the Collateral made hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Secured Party's address is 745 Seventh Avenue, New York, New York 10019,
Attention:

______________.

IN WITNESS WHEREOF, the Grantor has duly executed or caused this Agreement to be
duly executed as of [            ].



                               [                             ]


                               By:
                                 ---------------------------------------------
                                        Name:
                                        Title:

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

On this ____ day of _________, ____, before me personally appeared ___________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _________________________________________ and that he/she is _______________ of the Grantor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.

                                                     --------------------------
                                                          Notary Public

                   SCHEDULE 1-A TO THE SUPPLEMENT TO GUARANTEE
                            AND COLLATERAL AGREEMENT
                                  (TRADEMARKS)


                              APPLICATION OR        APPLICATION SERIAL NO. OR
        TRADEMARK            REGISTRATION DATE          REGISTRATION NO.
-----------------------   ------------------------  --------------------------

                 EXHIBIT E TO GUARANTEE AND COLLATERAL AGREEMENT

                            FORM OF CONTROL AGREEMENT

         This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CONTROL AGREEMENT") dated as of _______________, 200__, is made by and among _______________, a __________ corporation (the "GRANTOR"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ (the "DEPOSITORY BANK").

         WHEREAS, the Depository Bank maintains for the Grantor a deposit account, Account No. _________________ (the "PLEDGED ACCOUNT"), in the name of the Grantor.

         WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Pledged Account, all claims arising therefrom, all funds now or hereafter therein, all amounts now or hereafter credited thereto and all Proceeds thereof (collectively, the "COLLATERAL") pursuant to a Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), by the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

         WHEREAS, the following terms which are defined in Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined (whether or not such terms are capitalized in the UCC): Bank, Bank's Jurisdiction, Control, Deposit Account and Proceeds.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. NOTICE OF SECURITY INTEREST. The Grantor, the Administrative Agent and the Depository Bank are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Depository Bank acknowledges that this Control Agreement constitutes written notification to the Depository Bank of the Administrative Agent's security interest in the Collateral. The Depository Bank agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Depository Bank acknowledges that the Administrative Agent has control over the Pledged Account, all claims arising therefrom, all funds now or hereafter therein all amounts now or hereafter credited thereto and all Proceeds thereof.

         SECTION 2. COLLATERAL; PLEDGED ACCOUNT. (a) The Grantor agrees with the Administrative Agent and the Depository Bank that the Grantor will direct that, all funds transferred by the Grantor to the Depository Bank, deposited by the Grantor with the Depository Bank, or otherwise held by the Depository Bank for the Grantor, be credited to the Pledged Account, another deposit account with the Depository Bank subject to a Control Agreement or, in accordance with
Section 7.07 of the Security Agreement, a payroll account.

         (b) The Depository Bank hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent, that (i) the Depository Bank is a Bank, (ii) the Pledged Account is and shall remain a Deposit Account, (iii) the Bank's Jurisdiction is, and during the term of this Control Agreement shall remain, the State of New York and (iv) SCHEDULE 1 contains a true and complete statement of the Pledged Account and credit balance therein as of the date hereof. The Depository Bank will not, so long as this Control Agreement is in effect, enter into any agreement with any other person that provides Control over the Pledged Account to such person. The Depository Bank will not advance credit to the Grantor secured by the Collateral (other than the fees and charges referred to in Section 7).

         (c) The Administrative Agent hereby instructs the Depository Bank, and the Depository Bank hereby confirms and agrees that, unless the Administrative Agent shall otherwise direct the Depository Bank in writing, all funds transferred by the Grantor to the Depository Bank, deposited by the Grantor with the Depository Bank, or otherwise held by the Depository Bank for the Grantor shall be credited to the Pledged Account, another deposit account with the Depository Bank subject to a Control Agreement or a payroll account with the Depository Bank.

         SECTION 3. CONTROL. The Depository Bank hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to comply with all instructions originated by the Administrative Agent directing disposition of the funds in the Pledged Account and all other instructions regarding the Pledged Account originated by the Administrative Agent and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to comply with the instructions or directions of any kind originated by the Grantor or any other person regarding the Pledged Account or disposition of the funds therein; PROVIDED, HOWEVER, that notwithstanding the foregoing provisions of this paragraph (b), the Depository Bank may comply with instructions regarding disposition of funds in the Pledged Account originated by the Grantor except during any period beginning at the time that the Depository Bank has received from the Administrative Agent a notice, substantially in the form of EXHIBIT 1 hereto (a "NOTICE OF DEFAULT") and ending at the time that the Depository Bank has received from the Administrative Agent a written notice withdrawing such Notice of Default.

         SECTION 4. OTHER AGREEMENTS; TERMINATION. The Depository Bank shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Pledged Account. The Depository Bank shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. As long as the Guarantee and Collateral Agreement remains in effect, neither the Grantor nor the Depository Bank shall terminate the Pledged Account without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Account or the Collateral, the provisions of this Control Agreement shall control.

         SECTION 5. PROTECTION OF DEPOSITORY BANK. The Depository Bank may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

         SECTION 6. TERMINATION. This Control Agreement shall terminate automatically upon receipt by the Depository Bank of written notice executed by the Administrative Agent terminating this Agreement.

         SECTION 7. WAIVER; PRIORITY OF ADMINISTRATIVE AGENT'S INTERESTS. Other than with respect to its fees and customary charges with respect to the Pledged Account, the Depository Bank hereby waives its right to set off any obligations of the Grantor to the Depository Bank against any or all of the Collateral and hereby agrees that any and all liens, encumbrances, claims or security interests which the Depository Bank may have against the Collateral, either now or in the future in connection with the Pledged Account (other than in respect of such fees and customary charges) are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Guarantee and Collateral Agreement, and all other documents related thereto, whether for principal, interest (including, without limitation, interest as provided in the Credit Agreement, whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Administrative Agent and the Grantor in the Collateral and the rights of the Depository Bank therein, the Depository Bank does not know of any claim to or security interest or other interest in the Collateral.

         SECTION 8. EXCULPATION AND INDEMNITY. The Depository Bank shall not be liable, except for its own gross negligence or willful misconduct or its breach of the express terms of this Control Agreement and, except with respect to claims based upon such gross negligence or willful misconduct or any such breach that are successfully asserted against the Depository Bank, the Grantor shall indemnify and hold harmless the Depository Bank (and any successor Depository
Bank) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements arising out of and in connection with this Control Agreement.

         SECTION 9. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Depository Bank's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

                           [Name of Depository Bank]
                           [Address of Depository Bank]
                           Attention:-------------------
                           Telephone: (  )  ------  ----- -----------
                           Telecopy:  (  )  ------  ----- -----------

         SECTION 10. AMENDMENTS IN WRITING. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

         SECTION 11. ENTIRE AGREEMENT. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 12. EXECUTION IN COUNTERPARTS. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 13. SUCCESSORS AND ASSIGNS. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

         SECTION 14. GOVERNING LAW AND JURISDICTION. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         SECTION 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

                                      [NAME OF GRANTOR]


                                      By:
                                        ---------------------------------------
                                           Name:
                                           Title:
                                      LEHMAN COMMERCIAL PAPER INC., as
                                      Administrative Agent


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:


                                      [NAME OF DEPOSITORY BANK]


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                                  Exhibit 1 to Control Agreement

                                     [Date]


         To: [Name of Depository Bank
              Address of Depository Bank]

         Attention:
         Telecopy:

         Dear_______;

         We refer to the Control Agreement, dated _______ (as heretofore amended, modified or supplemented, the "CONTROL AGREEMENT") by and among [Name of Depository Bank,] [name of Grantor] and us. Except as otherwise provided herein, terms defined in the Control Agreement, when used herein, shall have the respective meanings therein provided.

         This constitutes a Notice of Default under and as such term is defined in the Control Agreement. Until the Depository Bank receives a written notice from us withdrawing this Notice of Default, the Depository Bank shall not comply with any instructions regarding disposition of funds in the Pledged Account.

         Very truly yours,

         LEHMAN COMMERCIAL PAPER INC.,
         as Administrative Agent


         By:_______________________
             Name:
             Title:

                 EXHIBIT F TO GUARANTEE AND COLLATERAL AGREEMENT

                            FORM OF CONTROL AGREEMENT

         This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CONTROL AGREEMENT") dated as of ______________, 200__ is made by and among _______________, a __________ corporation (the "GRANTOR"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "ISSUER").

         WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the uncertificated securities of the Issuer owned by the Grantor from time to time (collectively, the "PLEDGED SECURITIES"), and all additions thereto and substitutions and Proceeds thereof (collectively, with the Pledged Securities, the "COLLATERAL") pursuant to a Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), by the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

         WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined (whether or not such terms are capitalized in the UCC): Adverse Claim, Control, Instruction, Issuer's Jurisdiction, Proceeds and Uncertificated Security.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. NOTICE OF SECURITY INTEREST. The Grantor, the Administrative Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Administrative Agent's security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral and, upon request by the Administrative Agent, to register the Administrative Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Administrative Agent has control over the Collateral.

         SECTION 2. COLLATERAL. The Issuer hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [__________], (ii) the Pledged Securities are Uncertificated Securities, (iii) the Issuer's Jurisdiction is, and during the term of this Control Agreement shall remain, the State of [____________], (iv) SCHEDULE 1 contains a true and complete description of the Pledged Securities as of the date hereof and (v) except for the claims and interests of the Administrative Agent and the Grantor in the Collateral, the Issuer does not know of any claim to or security interest or other interest in the Collateral.

         SECTION 3. CONTROL. The Issuer hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to comply with all Instructions and directions of every kind originated by the Administrative Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all Proceeds of the Collateral without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to comply with the Instructions or directions of any kind originated by the Grantor or any other person with respect to the Collateral.

         SECTION 4. OTHER AGREEMENTS. The Issuer shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.

         SECTION 5. PROTECTION OF ISSUER. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

         SECTION 6. TERMINATION. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Administrative Agent terminating this Agreement.

         SECTION 7. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Issuer's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

                           [Name of Issuer]
                           [Address of Issuer]
                           Attention:  -------------------
                           Telephone: (  )  ------  ----- -----------
                           Telecopy:  (  )  ------  ----- -----------

         SECTION 8. AMENDMENTS IN WRITING. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

         SECTION 9. ENTIRE AGREEMENT. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 10. EXECUTION IN COUNTERPARTS. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 11. SUCCESSORS AND ASSIGNS. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

         SECTION 12. GOVERNING LAW AND JURISDICTION. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

                                     [NAME OF GRANTOR]


                                     By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                     LEHMAN COMMERCIAL PAPER INC., as
                                     Administrative Agent


                                     By:
                                        --------------------------------------
                                          Name:
                                          Title:


                                     [NAME OF ISSUER]


                                     By:
                                        --------------------------------------
                                          Name:
                                          Title:

                 EXHIBIT G TO GUARANTEE AND COLLATERAL AGREEMENT

                            FORM OF CONTROL AGREEMENT

         This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CONTROL AGREEMENT") dated as of ______________, 200__, is made by and among _______________, a __________ corporation (the "GRANTOR"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "BROKER").

         WHEREAS, the Broker maintains for the Grantor a securities account, Account No. _________________ (the "PLEDGED ACCOUNT"), in the name of the Grantor.

         WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Pledged Account, the financial assets and any free credit balance carried therein, all security entitlements with respect thereto, and all additions thereto and substitutions and Proceeds thereof (collectively, the "COLLATERAL") pursuant to a Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), by the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

         WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined (whether or not such terms are capitalized in the UCC): Adverse Claim, Commodity Account, Commodity Contract, Control, Entitlement Order, Financial Asset, Investment Property, Proceeds, Securities Account, Securities Intermediary, Securities Intermediary's Jurisdiction and Security Entitlement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. NOTICE OF SECURITY INTEREST. The Grantor, the Administrative Agent and the Broker are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Broker acknowledges that this Control Agreement constitutes written notification to the Broker of the Administrative Agent's security interest in the Collateral. The Broker agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Broker acknowledges that the Administrative Agent has control over the Pledged Account, all Financial Assets contained therein from time to time, and all Security Entitlements with respect thereto.

         SECTION 2. COLLATERAL; PLEDGED ACCOUNT. (a) The Grantor hereby agrees with the Administrative Agent and the Broker that that Grantor shall direct that all Investment Property (other than any Commodity Contract or Commodity Account) held by the Broker for the Grantor be credited to the Pledged Account or another securities account subject to a Control Agreement maintained with the Broker.

         (b) The Broker hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the Broker is a Securities Intermediary with respect to the Grantor and the Pledged Account is a Securities Account, (ii) all assets, property and items from time to time carried in the

Pledged Account, including, without limitation, any Investment Property, are, and will continue to be, Financial Assets, (iii) the Securities Intermediary's Jurisdiction is, and during the term of this Control Agreement shall remain, the State of New York, (iv) SCHEDULE 1 contains a true and complete statement of the Pledged Account and the Financial Assets carried therein and any free credit balance therein as of the date hereof, (v) no Financial Asset included in the Collateral is registered in the name of, payable to the order of, or specially indorsed to, the Grantor, which has not been indorsed to the Broker or in blank, and (vi) the Pledged Account is and shall remain a cash account, and the Broker will not extend, directly or indirectly, any "purpose credit" (within the meaning of such term under Regulation T of the Board of Governors of the Federal Reserve System of the United States) to the Grantor in respect of the Pledged Account. The Brokers will not, so long as this Control Agreement is in effect, enter into any agreement with any other Person that provides Control over the Pledged Account to such other Person.

         (c) The Administrative Agent hereby instructs the Broker, and the Broker hereby confirms and agrees that, unless the Administrative Agent shall otherwise direct the Broker in writing, the Investment Property (other than any Commodity Contract or Commodity Account) from time to time held by the Broker for the Grantor shall be credited only to, and carried only in, the Pledged Account or another securities account subject to a Control Agreement maintained with the Broker.

         SECTION 3. CONTROL. The Broker hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to comply with all instructions, Entitlement Orders and directions of every kind originated by the Administrative Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to comply with the instructions, Entitlement Orders or directions of any kind originated by the Grantor or any other person.

         SECTION 4. OTHER AGREEMENTS; TERMINATION; SUCCESSOR BROKERS. The Broker shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Pledged Account. The Broker shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. As long as the Guarantee and Collateral Agreement remains in effect, neither the Grantor nor the Broker shall terminate the Pledged Account without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Account or the Collateral, the provisions of this Control Agreement shall control. In the event the Broker no longer serves as Broker for the Collateral, the Pledged Account and the Financial Assets carried therein shall be transferred to a successor broker or custodian satisfactory to the Administrative Agent, provided, that prior to such transfer, such successor broker or custodian shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Administrative Agent.

         SECTION 5. PROTECTION OF BROKER INDEMNIFICATION. The Broker may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized. The Broker shall not be liable, except for its own gross negligence or willful misconduct or its breach of the express terms of this Control Agreement and, except with respect to claims based upon such gross negligence or willful misconduct or any such breach that are successfully asserted against the Broker, the Grantor shall indemnify and hold harmless the Broker (and any successor Broker) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements arising out of and in connection with this Control Agreement.

         SECTION 6. TERMINATION. This Control Agreement shall terminate automatically upon receipt by the Broker of written notice executed by the Administrative Agent terminating this Agreement.

         SECTION 7. WAIVER; PRIORITY OF ADMINISTRATIVE AGENT'S INTERESTS. Other than with respect to its fees and customary commissions with respect to the Pledged Account, the Broker hereby waives its right to set off any obligations of the Grantor to the Broker against any or all of the Collateral and hereby agrees that any and all liens, encumbrances, claims or security interests which the Broker may have against the Collateral, either now or in the future in connection with the Pledged Account, are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Guarantee and Collateral Agreement, and all other documents related thereto, whether for principal, interest (including, without limitation, interest as provided in the Credit Agreement, whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Administrative Agent and the Grantor in the Collateral and the rights of the Broker therein, the Broker does not know of any claim to or security interest or other interest in the Collateral.

         SECTION 8. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Broker's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

                     [Name of Broker]
                     [Address of Broker]
                     Attention:-------------------
                     Telephone: ( ) ------ ----- -----------
                     Telecopy: ( ) ------ ----- -----------

         SECTION 9. AMENDMENTS IN WRITING. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

         SECTION 10. ENTIRE AGREEMENT. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 11. EXECUTION IN COUNTERPARTS. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

         SECTION 13. GOVERNING LAW AND JURISDICTION. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

                                [NAME OF GRANTOR]


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:


                                LEHMAN COMMERCIAL PAPER INC., as
                                Administrative Agent


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:


                                [NAME OF BROKER]


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:

                 EXHIBIT H TO GUARANTEE AND COLLATERAL AGREEMENT

                            FORM OF CONTROL AGREEMENT

         This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CONTROL AGREEMENT") dated as of ______________, 200__, is made by and among _______________, a __________ corporation (the "GRANTOR"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ corporation (the "BROKER").

         WHEREAS, the Broker maintains for the Grantor a commodity account, Account No. _________________ (the "PLEDGED ACCOUNT"), in the name of the Grantor.

         WHEREAS, the Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Pledged Account, the commodity contracts and any free credit balance carried therein, and all additions thereto and substitutions and Proceeds thereof (collectively, the "COLLATERAL") pursuant to a Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), by the Grantor and the other persons party thereto as grantors in favor of the Administrative Agent.

         WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined (whether or not such terms are capitalized in the UCC): Commodity Account, Commodity Contract, Commodity Intermediary's Jurisdiction, Control and Proceeds.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. NOTICE OF SECURITY INTEREST. The Grantor, the Administrative Agent and the Broker are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Broker acknowledges that this Control Agreement constitutes written notification to the Broker of the Administrative Agent's security interest in the Collateral. The Broker agrees to promptly make all necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Broker acknowledges that the Administrative Agent has control over the Pledged Account and all Commodity Contracts and any free credit balance carried therein from time to time.

         SECTION 2. COLLATERAL; PLEDGED ACCOUNT. (a) The Grantor hereby agrees with the Administrative Agent and the Broker that the Grantor shall direct that all Commodity Contracts carried by the Broker on its books for the Grantor be credited to the Pledged Account or another commodity account subject to a Control Agreement maintained with the Broker.

         (b) The Broker hereby represents and warrants to, and agrees with the Grantor and the Administrative Agent that (i) the Broker is a Commodity Intermediary with respect to the Grantor and the Pledged Account is a Commodity

Account, (ii) the Commodity Intermediary's Jurisdiction is, and during the term of this Control Agreement shall remain, the State of New York, (iii) SCHEDULE 1 contains a true and complete statement of the Pledged Account and the Commodity Contracts and any free credit balance carried therein as of the date hereof, and
(iv) the Pledged Account is and shall remain a cash account, and the Broker will not extend, directly or indirectly, any "purpose credit" (within the meaning of such term under Regulation T of the Board of Governors of the Federal Reserve System of the United States) to the Grantor in respect of the Pledged Account. The Broker will not, so long as this Control Agreement is in effect, enter into any agreement with any other person that provides Control over the Pledged Account to such other person.

         (c) The Administrative Agent hereby instructs the Broker, and the Broker hereby confirms and agrees that, unless the Administrative Agent shall otherwise direct the Broker in writing, all Commodity Contracts carried by the Broker on its books for the Grantor shall be credited only to, and carried only in, the Pledged Account or another commodity account subject to a Control Agreement maintained with the Broker.

         SECTION 3. CONTROL. The Broker hereby agrees, upon written direction from the Administrative Agent and without further consent from the Grantor, (a) to apply any value distributed on account of the Commodity Contracts carried in the Pledged Account as directed by the Administrative Agent, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Administrative Agent and to pay over to the Administrative Agent all proceeds and other value therefrom or otherwise distributed with respect thereto without any setoff or deduction, and (b) except as otherwise directed by the Administrative Agent, not to apply any value distributed on account of any Commodity Contract carried in the Pledged Account as directed by the Grantor or any other person.

         SECTION 4. OTHER AGREEMENTS; TERMINATION; SUCCESSOR BROKERS. The Broker shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Pledged Account. The Broker shall notify promptly the Administrative Agent and the Grantor if any other person asserts any lien, encumbrance, claim or security interest in or against any of the Collateral. As long as the Guarantee and Collateral Agreement remains in effect, neither the Grantor nor the Broker shall terminate the Pledged Account without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Account or the Collateral, the provisions of this Control Agreement shall control. In the event the Broker no longer serves as Broker for the Collateral, the Pledged Account, the Commodity Contracts and any free credit balance carried therein shall be transferred to a successor broker, custodian or futures commission merchant satisfactory to the Administrative Agent, provided, that prior to such transfer, such successor broker, custodian or futures commission merchant shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Administrative Agent.

         SECTION 5. PROTECTION OF BROKER INDEMNIFICATION. The Broker may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized. The Broker shall not be liable, except for its own gross negligence or willful misconduct or its breach of the express terms of this Control Agreement and, except with respect to claims based upon such gross negligence or willful misconduct or any such breach that are successfully asserted against the Broker, the Grantor shall indemnify and hold harmless the Broker (and any successor Broker) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements arising out of and in connection with this Control Agreement.

         SECTION 6. TERMINATION. This Control Agreement shall terminate automatically upon receipt by the Broker of written notice executed by the Administrative Agent terminating this Agreement.

         SECTION 7. WAIVER; PRIORITY OF ADMINISTRATIVE AGENT'S INTERESTS. Other than with respect to its fees and customary commissions with respect to the Pledged Account, the Broker hereby waives its right to set off any obligations of the Grantor to the Broker against any or all of the Collateral and hereby agrees that any and all liens, encumbrances, claims or security interests which the Broker may have against the Collateral, either now or in the future in connection with the Pledged Account, are and shall be subordinate and junior to the prior payment in full in immediately available funds of all obligations of the Grantor now or hereafter existing under the Credit Agreement, the Guarantee and Collateral Agreement, and all other documents related thereto, whether for principal, interest (including, without limitation, interest as provided in the Credit Agreement, whether or not such interest accrues after the filing of such petition for purposes of the federal Bankruptcy Code or is an allowed claim in such proceeding), indemnities, fees, premiums, expenses or otherwise. Except for the foregoing and claims and interests of the Administrative Agent and the Grantor in the Collateral and the rights of the Broker therein, the Broker does not know of any claim to or security interest or other interest in the Collateral.

         SECTION 8. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Broker's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

                     [Name of Broker]
                     [Address of Broker]
                     Attention:-------------------
                     Telephone: ( ) ------ ----- -----------
                     Telecopy: ( ) ------ ----- -----------

         SECTION 9. AMENDMENTS IN WRITING. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

         SECTION 10. ENTIRE AGREEMENT. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 11. EXECUTION IN COUNTERPARTS. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

         SECTION 13. GOVERNING LAW AND JURISDICTION. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

                                [NAME OF GRANTOR]


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:


                                LEHMAN COMMERCIAL PAPER INC., as
                                Administrative Agent


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:


                                [NAME OF BROKER]


                                By:
                                    --------------------------------------
                                     Name:
                                     Title:

                 EXHIBIT I TO GUARANTEE AND COLLATERAL AGREEMENT

                            FORM OF CONTROL AGREEMENT

         This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CONTROL AGREEMENT") dated as of _________, 200_, is made by and among _______________, a __________ corporation (the "BENEFICIARY"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ (the "ISSUER").

         WHEREAS, the Issuer has issued Letter of Credit No. _________ (together with all accepted amendment or other modifications thereto, the "CREDIT") in favor of the Beneficiary.

         WHEREAS, the Beneficiary has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in and assignment of all proceeds of and all of the Beneficiary's other Letter-of-Credit Rights with respect to the Credit (the "COLLATERAL") pursuant to a Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), by the Beneficiary and the other persons named as "Grantors" therein in favor of the Administrative Agent.

         WHEREAS, the following terms which are defined in Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "UCC") are used herein as so defined (whether or not such terms are capitalized in the UCC): Letter-of-Credit Rights and Proceeds.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. NOTICE OF SECURITY INTEREST. The Beneficiary, the Administrative Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Administrative Agent's security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Administrative Agent's security interest in the Collateral. The Issuer agrees, upon its receipt of the original Credit (which the Beneficiary agrees to transmit forthwith to the Issuer), to promptly make a notation to reflect the Administrative Agent's security interest in the Collateral upon the original Credit and thereafter return the original Credit to the Beneficiary. The Issuer also agrees to promptly make such other necessary entries or notations in its books and records to reflect the Administrative Agent's security interest in the Collateral. The Issuer acknowledges that the Administrative Agent has control over the Collateral.

         SECTION 2. CONTROL. For the purposes of Sections 5-114(c) and 9-107 of the UCC, the Issuer hereby consents to the grant to the Administrative Agent of a security interest in the Letter-of-Credit Rights under the Credit and to the assignment to the Administrative Agent of the Proceeds of the Credit. The Issuer will pay all Proceeds of the Credit to the Administrative Agent in accordance with the Administrative Agent's written instructions. The Beneficiary agrees to immediately return to the Issuer any Proceeds of the Credit inadvertently paid to the Beneficiary. The Issuer will not consent to any other assignment of Proceeds of the Credit or to any other security interest in the Collateral.

         SECTION 3. EXTENT OF AGREEMENT. This Control Agreement (a) is not a transfer or assignment of the Credit, (b) does not give the Administrative Agent any interest in the Credit or any documents presented thereunder or any right to draw on the Credit or to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof, (c) does not affect whether the Beneficiary can transfer its right to draw on the Credit and (d) does not affect the Beneficiary's right to draw on the Credit or the Beneficiary's or the Issuer's right to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Beneficiary represents and warrants that:

         (a) other than as set forth herein, the Beneficiary has not and will not, by transfer or assignment of the Credit, by negotiation of drafts, by drawing drafts to a third party or otherwise, assign the right to receive the whole or any portion of the Collateral or give any other control rights, authorization or direction in respect of the Collateral to any other party;

         (b) the Beneficiary has not and will not, without the prior written consent of the Issuer, present to anyone but the Issuer any documents under the Credit;

         (c) the Beneficiary's execution, delivery and performance of this Control Agreement (i) are within its powers, (ii) have been duly authorized,
(iii) do not contravene any charter provision, by-law, resolution, contract or other undertaking binding on or affecting the Beneficiary or any of its properties, (iv) do not violate any applicable domestic or foreign law, rule or regulation and (v) do not require any notice, filing or other action to, with or by any governmental authority;

         (d) this Control Agreement has been duly executed and delivered by the Beneficiary and is the Beneficiary's legal, valid and binding obligation; and

         (e) the transactions underlying the Credit (and any shipment of goods or provision of services and any related financial arrangements) and this Control Agreement do not violate any applicable United States or other law, rule or regulation.

         SECTION 5. OTHER AGREEMENTS; TERMINATION; SUCCESSOR ISSUERS. The Issuer shall simultaneously send to the Administrative Agent copies of all notices given and statements rendered pursuant to the Credit. The Issuer shall notify promptly the Administrative Agent and the Beneficiary if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. Until the Administrative Agent has notified the Issuer and Beneficiary that this Agreement has been terminated in accordance with Section 7, neither the Beneficiary nor the Issuer shall terminate the Credit before its stated maturity without thirty (30) days' prior written notice to the other party and the Administrative Agent. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Credit or the Collateral, the provisions of this Control Agreement shall control. In the event the Issuer no longer serves as Issuer for the Credit, the Credit shall be transferred to a successor Issuer satisfactory to the Administrative Agent, provided, that prior to such transfer, such successor Issuer shall execute an agreement that is substantially in the form of this Control Agreement or is otherwise in form and substance satisfactory to the Administrative Agent.

         SECTION 6. PROTECTION OF ISSUER; INDEMNIFICATION. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized. The Issuer shall not be liable, except for its own gross negligence or willful misconduct or its breach of the express terms of this Control Agreement and, except with respect to claims based upon such gross negligence or willful misconduct or any such breach that are successfully asserted against the Issuer, the Beneficiary shall indemnify and hold harmless the Issuer (and any successor Issuer) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements arising out of and in connection with this Control Agreement.

         SECTION 7. TERMINATION. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Administrative Agent terminating this Agreement.

         SECTION 8. WAIVER. The Issuer hereby waives its right to set off any obligations of the Beneficiary to the Issuer against any or all of the Collateral.

         SECTION 9. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Beneficiary's and the Administrative Agent's addresses as set forth in the Guarantee and Collateral Agreement, and to the Issuer's address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

                     [Name of Issuer]
                     [Address of Issuer]
                     Attention:-------------------
                     Telephone: ( ) ------ ----- -----------
                     Telecopy: ( ) ------ ----- -----------

         SECTION 10. AMENDMENTS IN WRITING. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

         SECTION 11. ENTIRE AGREEMENT. This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         SECTION 12. EXECUTION IN COUNTERPARTS. This Control Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 13. SUCCESSORS AND ASSIGNS. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Beneficiary may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Administrative Agent.

         SECTION 14. GOVERNING LAW AND JURISDICTION. This Control Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of New York. This Control Agreement is made subject to the practice rules (E.G., UCP 500 or ISP 98) to which the Credit is subject. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         SECTION 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

                               [NAME OF BENEFICIARY],
                              as Beneficiary

                               By:
                                  --------------------------------------
                                    Name:
                                    Title:


                               LEHMAN COMMERCIAL PAPER INC.,
                               as Administrative Agent


                               By:
                                  --------------------------------------
                                    Name:
                                    Title:


                               [NAME OF ISSUER],
                               as Issuer


                               By:
                                  --------------------------------------
                                    Name:
                                    Title:

                  ANNEX 1 TO GUARANTEE AND COLLATERAL AGREEMENT

         ASSUMPTION AGREEMENT, dated as of ____________, 200__, made by ______________________, a _______________ corporation (the "ADDITIONAL
GRANTOR"), in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for (i) the lenders (the "LENDERS") party to the Credit Agreement referred to below and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Spanish Broadcasting System, Inc., a Delaware corporation (the "BORROWER"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of October 30, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of October 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Secured Parties;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor and Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Perfection Certificate or Perfection Supplement most recently delivered pursuant to the terms of the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties as to the Additional Grantor contained in Section 6 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:---------------------------------
                                             Name:
                                             Title: